Exhibit 3.1

EDESA BIOTECH, INC. (the “Company”) THE FOLLOWING IS AN EXTRACT OF RESOLUTIONS OF THE DIRECTORS OF THE COMPANY CONSENTED TO IN WRITING ON FEBRUARY 11, 2025 AND EFFECTIVE AS OF FEBRUARY 12, 2025 “NOW, THEREFORE, BE IT RESOLVED THAT: Amendment to Articles to Create Series B - 1 Convertible Preferred Shares 4. 319406.00024/311950351.1 The authorized share structure of the Company be amended to create a series of Preferred shares, without par value, designated with an identifying name of “Series B - 1 Convertible Preferred Shares”, with the maximum number of Series B - 1 Convertible Preferred shares which the Company is authorized to issue be set at 1 , 000 , in accordance with the provisions of the BCBCA , and pursuant to authority expressly vested in it by the provisions of the Articles ; 5. The existing Articles be altered by creating and attaching special rights and restrictions to the Series B - 1 Convertible Preferred Shares at Part 28 of the Articles, as set out in Schedule “A” ; 6. The alterations made to the Company’s authorized share structure and Articles shall not take effect until the Company’s Notice of Articles is altered to reflect such alterations to the authorized share structure and Articles of the Company ; 7. The Notice of Articles of the Company be altered to reflect the alterations to the authorized share structure and Articles of the Company approved herein by filing a Notice of Alteration with the Registrar of Companies ; 8. The Series B - 1 Convertible Preferred Shares to be issued to the purchasers under the SPA may be issued as uncertificated shares; 9. If a certificate for the Series B - 1 Preferred Shares is to be issued, the form of share certificate for the Series B - 1 Preferred Shares shall be such form as circulated to the directors ; 10. The Company appoints Fasken Martineau DuMoulin LLP to act as its agent for filing the Notice of Alteration to the Notice of Articles, which Notice of Alteration to the Notice of Articles shall reflect the alteration to the authorized share structure and the Articles of the Company authorized herein ; and 11. Any one Director or Officer of the Company is, and the agents of the Company are, hereby authorized and directed for and on behalf of the Company to execute and deliver, under corporate seal of the Company or otherwise, the Notice of Alteration and all such other documents and instruments and to do all such other acts and things as in his or her opinion may be necessary or desirable to give full effect to the above Resolutions . ”

319406.00024/309750857.1 EDESA BIOTECH, INC. (the “Company”) THE FOLLOWING IS AN EXTRACT OF RESOLUTIONS OF THE DIRECTORS OF THE COMPANY CONSENTED TO IN WRITING ON OCTOBER 30, 2024 AND EFFECTIVE AS OF OCTOBER 30, 2024 “NOW, THEREFORE, BE IT RESOLVED THAT: Amendment to Articles to Reflect Amended Terms of Series A - 1 Convertible Preferred Shares 5. The Alteration is approved whereby: (a) The authorized share structure of the Company is altered by increasing the number of Series A - 1 Preferred shares the Company is authorized to issue from 250 to 500 . (b) The existing special rights and restrictions attached to the Series A - 1 Preferred shares as set out in Part 27 of the Articles is altered by deleting the existing special rights and restrictions attached to the Series A - 1 Preferred Shares as set out in Part 27 of the Articles and replacing them in their entirety with the special rights and restrictions in the form as set out in Schedule “B” attached hereto and the existing Articles of the Company are amended by deleting the existing Part 27 and replacing them in their entirety with Part 27 as set out in Schedule “B” . 6. The alterations made to the Company’s authorized share structure and Articles shall not take effect until the Notice of Articles of the Company is altered to reflect such alterations to the authorized share structure and Articles of the Company . 7. The Notice of Articles of the Company be altered to reflect the alterations to the authorized share structure and the Articles of the Company by filing a Notice of Alteration with the Registrar of Companies . 8. The Series A - 1 Preferred Shares to be issued to the Investor may be issued as uncertificated shares. 9. If a certificate for the Series A - 1 Preferred Shares is to be issued, the form of share certificate for the Series A - 1 Preferred Shares shall be such form as circulated to the directors . 10. The Company appoints Fasken Martineau DuMoulin LLP to act as its agent for filing the Notice of Alteration to the Notice of Articles, which Notice of Alteration to the Notice of Articles shall reflect the alteration to the authorized share structure and the Articles of the Company authorized herein . 11. Any one Director or Officer of the Company is, and the agents of the Company are, hereby authorized and directed for and on behalf of the Company to execute and deliver, under corporate seal of the Company or otherwise, the Notice of Alteration and all such other documents and instruments and to do all such other acts and things as in his or her opinion may be necessary or desirable to give full effect to the above Resolutions . ”

EDESA BIOTECH, INC. (the "Company") THE FOLLOWING IS AN EXTRACT OF DIRECTORS' SEP ARATE RESOLUTIONS CONSENTED TO IN WRITING ON APRIL 17 , 2020 EFFECTIVE AS OF APRIL 17, 2020 RESOLVED THAT R ESOLVE D : the a u t h orized s h are st ru c tur e of the Co mp a n y b e amended to create a se ri es of Preferred s h a r es , w ith o ut par va lu e , d es i g n e d w ith a n id e nti fy in g n ame of " Se rie s A - 1 Co n ve rtibl e Preferred s h a r es ", w ith the ma x imum numb e r of Se ri es A - I Co n vert ibl e Preferred s h a r es w hi c h the Co mp a n y i s a uth o ri ze d t o i ss u e b e set at 250 , in accor d a nc e w ith the p rov i s i o n s of the Business Corporations Act (Br iti s h Co lumbia ) (t h e "Ac t " ), a nd pursuant to a uth o ri ty ex pre ss l y vested in it by the provisions of th e Articles, ; RESOLVED: the exist in g Ar ti c l es be altered b y c r eat in g a nd attac hin g s p ec ial rights an d re s tri ct ion s to the Se ri es A - I Co n ver tibl e Pr efe rred S hare s as Part 27 of the Articles, as set out in Sc h e dule " A" . ; RESOLVED: the a lt eratio n s m ade to the Co mp a n y's a uth o ri ze d s har e st ructur e and Articles s hall n o t take effect until the Compa n y ' s Notice of A rti c l es i s a lt ere d t o r eflect s u c h alterations to th e a uth o ri ze d s h are s tru ct ur e a nd Art i c l es of the Compa n y ; RESOLVED: th e Notice of A rticl es of the Co mpan y b e a lt ere d to r e flect the alterations to the a uth o ri ze d s har e str u ct ur e a nd Articles of the Co mp a n y a ppro ve d h e r e in b y filin g a Notice of Alteration w ith the R eg i st r a r of Co mp a ni es ; RESOLYEO: a n y Prop e r Officer is , a nd the age n ts of the Co mp a n y a r e, h e r e b y a uthori ze d and dir ecte d fo r a nd o n b e h a l f of the Co mp a n y to exec ut e and d e li ver, und e r co rp orate sea l of th e Co mp a n y o r otherwise, the Notice of Alteration a nd a ll s uch other d oc um en ts and in str um en t s a nd to d o a ll s uch ot h e r acts a nd thin gs as in hi s o r h e r o pini o n ma y b e nec essary o r de s irable to g i ve full effec t to th e a bov e r eso lution s ; R ESOLVE D : the Co mp a n y h ere b y a pp o int s Fasken Martineau DuM o ulin LLP to act as it s age nt for filin g the N ot ic e of Alteration to the Notice of A rti c l es , which Notic e of Alteration to the Notice of Articles s h a ll r e fl ec t the alteration to th e authorized s h a r e s tructure and t o th e s p ec i a l ri g ht s and r est ri ct i o ns in the Articles authorized her e in ; RESOLVED: the for m of s h a r e certificate for the Se ri es A - I Co n verti bl e Pr eferre d S h a r es , w hich i s a nn exe d h e r eto as Sc h edu l e " B ", b e and the sa m e i s h e reb y a ppro ve d , and adopted. 3 1 9 4 06 . 0000 5 /l 0 7 87 11 92 . 1

Part 27 deleted in its entirety and replaced with Part 27 attached hereto Approved by Directors: October 30, 2024 Effective: October 30, 2024 New Part 28 Added Approved by Directors: February 11, 2025 Effective: February 12 2025

BUS/NESS CORPORATIONS ACT AMENDED AND RESTATED ARTICLES OF EDESA BIOTECH, INC. [name changed from Stellar Biotechnologies, Inc . Effective June 7 , 2019] TABLE OF CONTENTS PART I INT E RPRETATION ........................... . .............. . .... . .. .. ................... ... ........ .... . . ...... . .. . ........... .. . ..... .. ................ I PART 2 S HARE S AND SHARE CE RTIFICAT ES .. . ............. . ............................ . ....................................................... 2 PART 3 ISSUE OF SHARES ................................. .......... .... ............. .. .. .. ........... . .. ...... . . ...... . ......... . . .... ... ............. .. . ...... 3 PART 4 SHARE REGISTERS . . ....................... . ................ ... .. . .. .. .. . .............. . .... .. .... . .... . . .. .. . . . .............. . . .... .. . ................ 4 PART 5 SHARE TRANSFERS . ................... .. ............. . ..... . . . ..... . .............. .. . . ... . . . ............. .. .. .. ........ .. .. . . . ... . .................... 4 PART 6 TRANSMISSION OF SHARES ................ ..... ......... .. ...... ....... ............ .. . . .. . ........ . ... . ...... . ............... . ....... . ......... 6 PART 7 PURCHAS E, REDEEM OR OTHERWISE ACQUIRE SHARES ......... . .......... . . .. . . . .... ........... ..... .... .... .. .. ..... 6 PART 8 BORROWING POW E RS .. . . . . . ..... . ... .... .. . ... . .. .. .. . ... ... .... .... ...... . .... ....... . . .. . . .. .. . . ..... ... . .. .... . .................... . ... ..... .... 7 PART 9 ALTERA TIONS .. . ..... .. .. ....... ....... . . .. ....... ..... .............. .. ... ... . ...... . ..... . ... . . . ...... . .. ................ ...... .. ... . .................. . . 8 PART 10 MEETINGS OF SHAREHOLDERS ........ . .... .. ..... ........................... ................ . . . ............ .. ..... . ...................... 9 PART 11 PROCEEDINGS AT MEETINGS OF SHAREHOLDERS ......... . ............... . ... .......... . ...... .... ........... ...... ..... 11 PART 12 VOTES OF SHAREHOLDERS ...... .. .................. . ............ . .. . . ... . . . . .............................................................. 15 PART 13 DIRECTORS . .............. . ...... .. .... . ....... ........ ........... . ..... . ...... . ... .... . . .. . .. . . . ......... .... .... .... ..... ... .............. . ... .......... 19 PART 14 ELECTION AND REMOVAL OF DIR ECTO RS ...... . .......... ... .... .... . .... . . .. .... . ...... . .............. . .. . ...... . ..... .. ..... 20 PART 15 ALTERNATE DIRECTORS . .......... . . . ............ ..... .. ...... .. .. ... . .. ... . ......................... . .... . ......... . ............ . ........ . .. 22 PART 16 POW E RS AND DUTI ES OF DIRECTORS ... ......... .. ....................... . ......... .. ... . ........................... .. ............. 24 PART 17 INTERESTS OF DIR ECTO RS AND OFFICERS ... ..... . ......... . . . ... . ... ...... ... . . ........ . ... .. ......... ... . ................... 24 PART 18 PROCEEDINGS OF DIRECTORS ..... ............ ... ....... ... ... . . ... .... . ......................... .. ....... . ............... .... .. .... . . ... 26 PART 19 EXECUTIVE AND OTHER CO MMITT EES .................... .. ............. . ........................................................ 28 PART 20 OFFICERS .... . ................... . . .. .. ..... ... . ............... . . .. . ... ... . .................................... .. ...... . .. ...... ...... .................. ... 30 PART 21 INDEMNIFICATION ... . ... . ............... . ..... . .......................................... . ........................................................ 30 PART 22 DIVIDENDS .... .... ........ .................. .. .......... .. .. . .............. .. ....... .. ... . ..... . ... ..... . ..... .. ......... ........... . ............. . ...... 32 PART 23 ACCOUNTING RECORDS AND AUDITOR ...... . ........... .. . ....... ... .... ..... .................. .... . .. ... . ............... ....... 34 PART 24 NOTICES ...... .......... . ....... .... . .. .. . ................... . ... . .. . ................. . ............. .. ...................................... . ......... . ..... 34 PART 25 SEAL ... . .. . ....... . .. .. . . ......... ... . . ..... . ......... . . .. .. ......... . .. ............... .. ..... .. .................. . .... ......... ... . ........ .. . .. . ... . ... . ..... 36 PART 26 SPECIAL RIGHTS AND RESTRICTIONS OF THE PREFERRED SHARES .. .... ... ............................... 37 New Part 26 added by shareho l ders ' annual general and special meeting held on March 27 , 2018 and a Notice of Alteration filed with the BC Registries on April 9, 2018 at 11 : 11 AM Pacific Time . LEGAL_245570 73.1

LEGAL_245570 7 3 . 1 BUSINESS CORPORATIONS ACT ARTICLES OF EDESA BIOTECH, INC. (the "Company") Number : C0867 l 78 PART 1 INTERPRETATION Definitions I. I In these Articles , unless the context otherwise requires: (a) " Act " means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act ; (b) " board of directors ", " directors " and " board " mean the directors or sole director of the Company for the time being ; (c) " Interpretation Act " means the Interpretation Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act ; (d) " legal personal representative " means the personal or other le g al repre s entati v e of the shareholder ; (e) " registered address " of a shareholder means the shareholder ' s address as recorded in the central securities register ; (f) " sea l " means the s eal of the Company , if any ; (g) " share " means a s hare in the share structure of the Company ; and (h) " specia l majority " means the majority of votes described in † 11 . 2 which is required to pass a special resolution. Act and Interpretation Act Definitions Applicable 1.2 The definitions in the Act and the definitions and rules of construction in the Interpretation Act , with the necessary changes, so far as applicable, and except as the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Act and a definition or rule in the Interpretation Act relating to a term used in these Articles , the definition in the Act will prevail. If there is a conflict or inconsistency between these A1ticles and the Act , the Act will prevail.

L EGAL _24557073 . 1 - 2 - PART2 SHARES AND SHARE CERTIFICATES Authorized Share Structure 1. Th e a uth o ri ze d s hare s tru c tur e o f th e Co mp a n y co n s i s t s o f s har es of th e c l ass o r c l asses and se rie s, i f a n y, d esc rib e d in th e N o ti ce o f A r t i c l es of th e Co mpan y. Form of Share Certificate 2. Eac h s h a r e ce rtifr :a te i ss u e d b y th e Co mp a n y mu s t c o mpl y w ith , a nd b e s i g n e d as r e quir e d b y, th e Ac t. Shareholder Entitled to Certificate or Acknowledgment 3. Eac h s h a r e h o lder i s e ntitl e d , w ith o ut c h a r ge , t o ( a) o n e s h a r e ce r t ifi ca t e r e pr ese ntin g t h e s h a r es of eac h c l ass o r se ri es of s h a r es r eg i s t e r e d in th e s h a r e h o ld e r 's n a m e o r ( b ) a n o n - tr a n sfera bl e w ritt e n a c kn ow l e d g m e nt of th e s har e h o ld e r ' s ri g ht to o b ta in s u c h a s h a r e ce r t i fica t e , p rov id e d th at in r es p ec t o f a s h a r e h e ld j o intl y b y seve ral p e r so n s , th e Co mp a n y i s n o t b o und t o i ss u e m o r e th a n o n e s h a r e c e rtifi c at e o r a c kn ow l e d g m e nt and d e li ve r y of a s h a r e ce rtifi ca t e o r an ac kn ow l e d g m e n t t o o n e o f severa l j o int s har e h o ld e r s o r t o a dul y a uth o ri ze d a ge nt of o n e of th e j o int s h a r e h o ld e r s w i 11 b e s u ffic i e nt d e li ve r y t o a l I. Delivery by Mail 4. A n y s har e ce rtifi c at e o r n o n - t ra n sfe r a bl e w ritt e n ac kn ow l e d g m e nt of a s h a r e h o ld e r ' s ri g ht t o o bt a in a s h are ce r t ifi ca t e m ay b e se nt t o th e s h a r e h o ld e r b y m a il a t th e s h a r e h o ld e r ' r eg i stere d a ddr ess a nd n e ith e r th e Co mp a n y n o r a n y dir ec t o r , office r o r age n t of th e Co mp a n y i s li a bl e fo r a n y l oss to th e s h a r e h o ld e r b eca u se th e h a r e ce r t ifi cate o r ac kn ow l e d ge m e nt i l os t in th e m a il o r s t o l e n . Replacement of Worn Out or Defaced Certificate or Acknowledgement 5. If a s h a r e ce rtifi c, t t e o r a n o n - t ra n sfera bl e w ritt e n ac kn ow l e d g m e nt o f th e s h a r e h o ld e r ' s ri g ht t o o bt a in a s h a r e ce rtifi ca t e i s w o rn o ut o r d eface d , th e Co mp a n y mu s t , o n p ro du c ti o n o f th e s h a r e c e rtifi ca t e o r ac kn ow l e d g m e nt , as th e case m ay b e , a nd o n s u c h o th e r t e rm s, if a n y , as a r e d ee m e d tit : (a) ca n ce l th e s har e ce rtific a t e o r ac kn ow l e d g m e nt ; a nd (b) i ss u e a r e pl ace m e nt s h a r e ce r t ifi ca t e o r ac kn ow l e d g m e n t. Replacement of Lost , Stolen or De s troyed Certificate or Acknowledgment 6. I f a s h a r e ce rtifi c ate o r a n o n - tran sfe r a bl e w ritt e n ackn ow l e d g m e nt o f a s h a r e h o ld e r 's ri g ht t o o bt a in a h a r e ce 1tifi c at e i s l os t , s t o l e n o r d es t roye d , th e Compan y mu s t i ss u e a r e pl ace m e nt s h a r e ce 1 t ifi ca t e o r ac kn ow l e d g m e nt , as th e c a se m ay b e , t o th e p e r so n e ntitled t o that s h a r e ce rtifi cate o r a c kn ow l e d g m e nt , i f it r ece i ves: (a) pro o f sa ti s fa c t o ry t o it of th e l oss, th e ft o r d es truction ; and (b) a n y ind e mni ty th e dir ec t o r s co n s id e r a d e qu a t e.

L EGAL _24557073 . 1 - 3 - Splitting Share Certificates 2. 7 I f a s h a r e h o ld e r s urr e nd e r s a s h a r e ce 1t i fi ca t e t o th e Co mp a n y w ith a w ritt e n r e qu es t th a t th e Co mpan y i ss u e in th e s h a r e hold e r 's name t wo o r mo re s har e c e rtifi ca t es, eac h r e pr ese ntin g a s p ec ifi e d numb e r o f s h a r es a nd in th e agg r ega t e r e pr ese ntin g t h e sa m e numb e r of s h a r es as th e s h a r e ce 1 t ifi ca t e so s urr e nd e r e d , th e Co mp a n y mu s t can ce l th e s urr e nd e r e d s h a r e ce rtific a t e a nd i ss u e r e pl ace m e nt s h are ce 1tifi cates in acco rdan ce w ith that r e qu es t. Certificate Fee 8. T h e r e mu s t b e paid to th e Co mp a n y , in r e l a ti o n t o th e i ss u e of a n y s h a r e ce rtifi ca t e und e r † 2.5, † 2. 6 o r † 2 . 7, t h e a m o unt , i f a n y, n o t excee din g th e a m o un t pr esc rib e d und e r th e Ac t , d e t e rmin e d b y th e dir ec t ors . Recognition of Tru s t s 9. Exce pt as r e quired b y l aw o r sta tut e o r th ese A rti c l es , n o p e r so n w ill b e r ecog ni ze d b y th e Co mp a n y as h o ldin g a n y s har e up o n a n y t ru s t , a nd th e Co mpan y i s n o t b o und b y o r co mp e ll e d in a n y way t o r e c og ni ze (eve n w h e n h av in g n o ti ce th e r eof) a n y e quit a bl e , co ntin ge nt , f utur e o r p a rti a l int e r es t in a n y s h a r e o r fr ac ti o n of a s h a r e o r (exce p t as r e quir e d b y l aw o r s ta t ut e o r th ese A 1ti c l es o r as o rd e r e d by a co urt o f co mp ete ntjuri s di c ti o n ) a n y o th e r ri g ht s in r es p ec t of a n y s h a r e exce pt a n a b so lut e ri g ht t o t h e entir ety ther eof in th e s h a r e h o ld e r . P A RT3 ISS UE OF S HARE S Director s Authorized 3. I S ubj ec t t o th e Ac t a nd th e ri g ht s , i f a n y , of th e h o ld e r s o f i ss u e d s h a r es of th e Co mp a n y , th e Co mp a n y m ay a ll o t , i ss u e , se ll o r o th e r w i se di s p ose of th e uni ss u e d s h a r es , a nd i ss u e d s h a r es h e ld b y th e Co mp a n y , a t th e tim es , to t h e p e r so n s , in c ludin g dir ec t o r s , in th e m a nn e r , o n t h e t e rm s a nd co nditi o n s a nd fo r t h e co n s id era ti o n ( in c ludin g a n y pr e mium at w hi c h s h a r es w ith p a r va lu e m ay b e i ss u e d ) th a t th e dir ec t o r s m ay d ete rmin e. T h e i ss u e pri ce fo r a s h a r e w ith p a r va lu e mu s t b e e qu a l t o o r g r ea t e r th a n t h e p a r va lu e o f th e s h a r e. Commissions and Discounts 2. T h e Co mpan y m ay a t a n y tim e p ay a r easo n a bl e co mmi ss i o n o r a ll ow a r e a so n a bl e di sco un t to a n y p e r so n in co n s id erat i o n of th a t p e r so n ' s pur c h ase o r ag r ee m e nt t o p ur c h ase s h a r es o f th e Co mp a n y fr o m th e Co mp a n y o r a n y o th e r p e r so n 's p roc ur e m e nt o r ag r ee m e nt t o pro c ur e pur c h ase r s fo r s h a r es of th e Co mp a n y. Brokerage 3. Th e Co mp a n y m ay p ay s u c h b ro k e ra ge fee o r o th e r co n s id e r a ti o n as m ay b e l aw ful fo r o r in c o nn ec ti o n w ith th e sa l e o r pl ace m e nt of it s sec uriti es.

L EGAL _24557073 . 1 - 4 - Conditions of Issue 4. Exce pt as pro v id e d fo r b y th e Ac t , n o s h a r e m ay b e i ss u e d until it i s full y p a id . A s h a r e i s full y paid wh e n : (a) c o n s id e rati o n i s pro v id e d t o t h e Co mp a n y fo r th e i ss u e of th e s har e b y o n e o r m o r e o f t h e fo ll ow in g : (i) p as t se r v i ces p e r fo rm e d fo r th e Co mp a n y; (ii) p ro p e 1 ty; (iii) m o n ey; a nd (b) th e valu e o f th e c on s id e rati o n r ece i ve d b y th e Co mp a n y e qu a l s o r excee d s th e i ss u e pri ce se t fo r th e s h a r e und e r † 3 . I . Share Purchase Warrants and Rights 5. S ubj ec t t o th e Ac t , th e Co mp a n y m ay i ss u e s h a r e purch ase wa rrant s, o pti o n s a nd ri g ht s up o n s uch term s a nd co nditi o n s as th e dir e ct o r s d e t e rmin e, w hi c h s h a r e pu rc h ase wa rrant s , o pti o n s a nd ri g ht s m ay b e i ss u e d a l o n e o r in co njun c ti o n w ith d e b e ntur es , d e b e ntur e s t oc k , b o nd s , s h a r es o r a n y o th e r sec uriti es i ss u e d o r c r ea t e d b y t h e Co mp a n y fr o m tim e t o tim e . PART4 SHARE REGISTERS Central S e curities Re g ister 4. 1 As r e quir e d b y a nd s ubj ec t t o t h e Ac t , th e Co mp a n y mu s t m a int a in in Briti h Co lumbi a a ce nt ra l sec uriti es r eg i ste r a nd m ay a pp o in t a n age nt t o m a int a in s u c h r eg i ste r. T h e dir ec t o r s m ay a pp o in t o n e o r m o r e age nt s, in c ludin g th e age nt a pp o int e d t o k ee p th e ce nt ra l sec uriti es r eg i s t e r , as t ran sfe r age nt fo r s h a r es o r a n y c l ass o r se ri es of s h a r es a nd th e sa m e o r an o th e r age nt as r eg i s trar fo r s h a r es o r s u c h c l ass o r se ri es o f s h a r es , as th e case m ay b e. Th e dir ec t o r s m ay t e rmin a t e s u c h a pp o intm e nt o f a n y age nt at a n y tim e a nd m ay a pp o int a n o th e r age nt in it s pl ace. PARTS SHARE TRANSFERS Registering Tran s fer s 1. ! \ tran sfe r o f a s h a r e mu s t n ot b e r eg i s t e r e d unl ess th e Comp a n y o r th e tran sfe r age nt o r reg i s trar fo r th e c l ass o r se ri es o f s h a r es t o b e tran s ferr e d h as r e c e i ve d : (a) exc ept as exe mpt e d b y th e Ac t , a dul y s i g n e d proper in s trum e nt o f tran sfe r in r es p ec t o f th e s h a r e ;

L EGAL _24557073 . 1 - 5 - (b) if a share certificate has been issued by the Company in respect of the share to be tran sfe rr e d , that share certificate ; (c) if a non - transferable written acknowledgment of the s har e h o lder ' s right to obtain a share certificate has been issued by the Company in respect of the share to be transferred , that acknowledgment ; and ( d) such other evidence, if any , as the Company or the transfer agent or registrar for the class or series of share to be transferred may require to prove the title of the transferor or the tran sfero r ' s right to transfer the s hare , the due signing of the instrument of transfer and the right of the transferee to have the transfer registered. Form of Instrument of Transfer 2. The instrument of transfer in respect of any share of the Company must be either in the form , if any , on the back of the Co mpan y ' s share certificates of that class or series or in some other form that may be approved by the directors. Transferor Remains Shareholder 3. Except to the extrnt that the Act otherwise provides, the transferor of a share is deemed to remain the holder of it until the name of the transferee is entered in a securities register of the Company in respect of the transfer. Signing oflnstrument of Transfer 4. If a s har e h o ld e r , or the s h a r e hold e r ' s duly authorized attorney , signs an instrument of transfer in respect of shares registered in the name of the s har e holder , the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its dir ecto r s , officers and agents to register the number of shares specified in the instrument of transfer or specified in any other m a nn e r , or, if no number is s p ec ified , all the shares represented by the share certificates or set out in the written acknowledgments deposited with the instrument of tran fer: (a) in the name of the person named as transferee in that instrument of tran s fer; or (b) if no person is named as transferee in that instrument of transfer , in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer r eg i ste r e d . Enquiry as to Title Not Required 5. Neither the Company nor any director , officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares transferred, of any interest in such s hare s , of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

L EGAL _24557073 . 1 - 6 - Transfer Fee 5 . 6 Th e re mu s t b e p a id t o th e Co mp a n y, in r e l a ti o n t o th e r eg i s trati o n o f a tr a n sfe r , th e am o unt , if a n y, d e t e rmin e d b y th e dir ec t o r s. PART6 TRANSMISSION OF SHARES Legal Personal Representative Recognized on Death 1. In c a se o f th e d e ath o f a s h a r e h o ld e r , th e l ega l p e r so n a l r e pr ese nt a ti ve of th e s h a r e h o ld e r , o r in th e case o f s h a r es r eg i s t e r e d in t h e s h a r e h o ld e r ' s nam e a nd th e n a m e o f a n o th e r p e r so n in jo int t e n a n cy , th e s ur v i v in g j o int h o ld e r , w ill b e th e o nl y p e r so n r ecog ni ze d b y th e Co mp a n y as h av in g a n y titl e t o th e s h a r e h o ld e r ' s int e r es t in th e s h ares. B e for e r ecog ni z in g a p e r so n as a l eg al p e r so n a l r e pr ese nt a ti ve o f a s h a r e h o ld e r , th e Co mpan y s h a ll r ece i ve th e d oc um e nt a ti o n r e quir e d b y th e Ac t. Rights of Legal Personal Representative 2. Th e l eg al p e r so n a l r e p r e e ntati ve o f a s h a r e h o ld e r h as th e sa m e ri g ht s, pri v il eges a nd o bli g ati o n s th a t a tt ac h t o th e s h a r es h e ld b y th e s har e h o ld e r , in c ludin g th e ri g ht t o tran sfe r th e s h a r es in a cco rd a n ce w ith th ese Arti c l es , p rov id e d th e d oc um e nt s r e quir e d b y th e Ac t a nd th e dir ec t o r s h ave b ee n d e p os it e d w ith th e Co mp a n y. Th is † 6.2 d oes n o t a ppl y in th e case of th e d ea th of a s h a r e h o ld e r w ith r es p ec t t o h a r e r eg i s t e r e d in th e n a m e of th e s h a r e h o ld e r a nd th e n a m e o f a n o th e r p e r so n in j o int t e n a n cy. PART7 PURCHASE , REDEEM OR OTHERWISE ACQUIRE SHARES Compan y Authorized to Purchase, Redeem or Otherwise Acquire Shares 1. S ubj ec t t o † 7.2, th e s p ec i a l ri g ht s o r r es tri c ti o n s a tt ac h e d t o th e s h a r es o f a n y c l ass o r se ri es a nd th e Ac t , th e Co mp a n y m ay , i f a uth o ri ze d b y th e dir ec t o r s, pur c h ase , r e d ee m o r o th e r w i se ac quir e a n y of it s s h a r es at th e pri ce a nd up o n th e t e rm s d e t e rmin e d b y th e dir ec t o r s . Purchase When Insolvent 7 . 2 Th e Co mpan y mu s t n o t m a k e a pa y m e nt o r p rov id e an y o ther c o n s id e rati o n t o pur c h ase, r e d ee m o r o th e r w i se a cquir e a n y of it s s h a r es if th e r e ar e r easo nabl e gro und s for b e ! i ev in g th a t: (a) th e Co mp a n y i s in so l ve nt ; o r (b) m a kin g th e p ay m e nt o r p rov idin g th e c o n s id e rati o n wo uld r e nd e r th e Co mp a n y in so l ve nt. Sale and Voting of Purchased, Redeemed or Otherwise Acquired Shares 7.3 If the C o mpan y r e t a in s a h a re r e de e m e d , purch ase d o r other w i se a cquir e d b y i t , th e C ompan y ma y s ell , g ift o r o th e r w i se di s p ose o f th e s h a r e , but , w hil e s uch s hare i s held b y th e Co mp a n y , it :

L EGAL _24557073 . 1 - 7 - (a) i s n o t e ntitl e d t o vo t e th e s h a r e a t a m ee tin g of it s s h a r e h o ld ers ; (b) mu s t n o t p ay a di v id e nd in r es p ec t of th e s har e ; a nd (c) mu s t n o t m a k e a n y other di s tributi o n in r es p ec t o f th e s h a r e. Company Entitled to Purchase, Redeem or Otherwise Acquire Share Fractions 7.4 Th e C omp a n y ma y, with o ut pri o r n o ti ce t o th e hold e r s , purch ase , r e d ee m o r o th e r w i se ac quir e fo r fa ir va lu e a n y a nd a ll o ut s t a ndin g s h a r e fr ac ti o n s of a n y c l ass o r kind of s h a r e s in it s a uth o ri z ed s har e s tru ct ur e as m ay ex i s t at an y tim e a nd fr o m tim e t o tim e . U p o n th e Co mp a n y d e li ve rin g th e purcha s e fund s a nd co nfirm a ti o n o f pur c ha se o r r e d e mpti o n o f th e s h a r e frac ti o n t o th e h o ld e r s ' r eg i s t e r e d o r la s t kn ow n addr ess , o r i f th e Co mp a n y h as a tran fe r a ge nt th e n t o s u c h age nt fo r th e b e n e fit of and fo r w ardin g t o s u c h h o ld e r s, th e Co mp a n y s h a ll th e r e up o n am e nd it s ce n t ral sec uriti es r eg i s t e r t o r e fl ec t th e pur c h ase o r r e d e mpti o n o f s u c h s h a r e fra c ti o n s a nd if th e Co mp a n y h as a tran s f e r age n t , s h a l I dir ec t th e tran sfe r age nt t o a m e nd th e c e nt ra l sec uriti es r eg i s t e r a c co rdin g l y. A n y h o ld e r of a s h a r e fr ac ti o n , w h o up o n r ece ipt of th e fund s a nd co nfirm a ti o n o f pur c h ase o r r e d e mpti o n of sa m e , di s put es th e fa ir va lu e p a id fo r th e fr ac ti o n , h a ll h ave th e ri g ht t o a ppl y t o th e co u11 t o r e qu es t th a t it se t th e pri ce a n d t e rm s o f p ay m e nt a nd m a k e co n se qu e nti a l o rd e r s a nd g i ve dir ec ti o n s th e co urt co n s id e r s app ro p r i a t e , as i f th e Co mp a n y we r e th e " ac quirin g p e r so n " as co nt e mplat e d b y Di v i s i o n 6 , Co mpul so r y Ac qui s iti o n s , und e r th e A c t a nd th e h o ld e r we r e a n " offe r ee " s ubj ec t t o th e p rov i s i o n s co nt a in e d in u c h Di v i s i o n , mut a ti s mut a n dis. PARTS BORROWING POWERS 8 . 1 T h e Co mp a n y , i f a uth o ri ze d b y th e dir ec t o r s , m ay : (a) b o r row m o n ey in th e m a nn e r a nd a m o unt o n th e sec uri ty , fro m th e s o ur ces a nd o n th e t e rm s a nd co nditi o n s th a t th ey co n id e r a pp ro pri a t e ; (b) i ss u e b o nd s , d e b e ntur es a nd o th er d e bt o bii ga ti o n s e ith e r o u tr i g ht o r as sec uri ty fo r a n y li a bili ty o r o bli ga ti o n of th e Co mp a n y o r a n y ot h e r p e r so n a nd a t s u c h di sco unt o r pr e mium s and o n s u c h o th e r t e rm s as t h e dir e ct o r s co n s id e r a pp ro pri ate ; (c) g u ara nt ee th e r e pa y m e n t of m o n ey b y a n y o th e r p e r so n o r t h e p e r fo rm a n ce of a n y o bli ga ti o n of a n y o th e r p e r so n ; a nd (d) m o rt gage , c h a r ge , w h et h e r b y way of s p ec ifi c o r fl oa tin g c h a r ge , g rant a sec urit y int e r es t in , o r g i ve o th e r sec uri ty o n , t h e w h o l e o r a n y p a rt o f th e pr ese nt a nd futur e asse t s a nd und e 1t a kin g o f th e Co mp a n y. 8 . 2 Th e p owe r s c o n fe rr e d und e r thi s P a t t 8 s h a ll b e d ee m e d t o in c lud e th e p owe r s co n fe rr e d o n a co mpan y b y Di v i s i o n VII of th e S p ecia l Corpora ti ons P owe r s Ac t b e in g c h a pt e r P - 1 6 o f th e R ev i se d S tatut es o f Qu e b ec, 1 9 88 , a nd eve r y s t a tut ory p rov i s i o n th a t m ay b e s ub s titut e d th e r efo r o r fo r a n y pro v i s i o n ther e in .

L EGAL _24557073 . 1 - 8 - PART9 ALTERATION S Alteration of Authorized Share Structure 1. S ubj ec t t o † 9 .2 a nd th e A c t , th e Co mp a n y m ay b y o rdin a r y r eso luti o n (o r a r eso luti o n of th e dir ec t o r s in th e case o f † 9 . l (c) o r † 9. l (t)): (a) c r ea t e o n e o r m o r e c l asses or se r ies of s h a r es o r , i f n o n e of th e s h a r es o f a c l ass or se ri e s of s h a r es a r e a ll o tt e d o r i ss u e d , e lim inat e that c l ass o r se ri es of s h a r es ; (b) incr e a se , r e duc e o r e limin a t e th e ma x imum numb e r o f s h a r es th a t th e Co mp a n y i s a uth o ri ze d t o i ss u e o ut o f a n y c l ass o r se ri es o f s h a r e s o r es t a bli s h a m ax imum numb e r of s h a r es th a t th e Co mp a n y i s a uth o ri ze d t o i ss u e o ut of a n y c l ass o r se ri es of s h a r es fo r whi c h n o m ax imum i s esta bli s h ed ; (c) s ubdi v id e o r co n so lid a t e a ll o r a n y of i ts uni ss u e d , o r full y p a id i ss u e d , s h a r es ; (d) if th e Co mpan y i s a uth o ri ze d t o i ss u e s h a r es of a c l ass of s h a r es w ith p a r va lu e: (i) d ec r ease th e p a r va lu e of th ose s h a r es ; o r (ii) i f n o n e of th e s h a r es o f th a t c l ass of s h a r es a r e a ll otte d o r i ss u e d , in c r ea s e th e p a r va lu e o f t h ose s h a r es ; (e) c h a n ge a ll o r a n y of it s uni ss u e d , o r full y p a id i ss u e d , s h a r es w ith p a r va lu e int o s h a r e s w ith o ut p a r va lu e o r a n y of i ts uni s u e d s h a r es w i t h o ut p ar va lu e int o s h a r es w ith p a r va lu e ; ( t) a lt e r th e id e ntif y in g n a m e of a n y o f it s s h a r es ; o r (g) o th e r w i se a lt e r it s s h a r es o r a uth o ri ze d s h a r e s tru c tur e w h e n r e quir e d o r p e rmitt e d t o d o so b y th e Ac t w h ere it d oes n o t s p ec i fy b y a s p ec ial r eso lu t i o n ; a nd , i f appli ca bl e , a lt e r it s No ti ce of A rti c l es and A rti c l es a cco rdin g l y. Special Rights or R e striction s 2. S ubj ec t t o th e Ac t a nd in p a 1 1 i c ul ar th ose p rov i s i o n s o f th e Ac t r e l a tin g t o th e ri g ht s o f h o ld e r s o f o u ts t a ndin g s h a r es to vo t e i f th e ir ri g h ts ar e pr e judi ce d o r int e r fe r e d w ith , th e Co mp a n y ma y b y o rdin a r y r eso luti o n : (a) crea t e s p ec i a l ri g ht s o r r es tri c ti o n s fo r , a nd a tt ac h th ose s p e ci a l ri g ht s o r r es tri c ti o n s t o , th e s h a r es o f a n y c l ass o r se ri es o f s har es , w h e th e r o r n o t a n y o r a ll o f th ose s h a r es h ave b ee n i ss u e d ; o r (b) va r y or d e l e t e a n y s p ec ial ri g ht s o r r es tri c ti o n s att ac h e d t o th e s h a r es o f a n y c l ass o r se ri es o f s h a r es , w h e th e r o r n ot a n y o r a ll o f th ose s h a r es h ave b ee n i ss u e d , and alt e r it s No ti ce of A rti c l es a nd A 11i c l es acco rdin g l y .

L EGAL _24557073 . 1 - 9 - Change of Name 3. T h e Co mp a n y m ay b y r eso luti o n of th e dir ec t o r s a uth o ri ze a n a lt erat i o n t o it s Not i ce of Articl es in o rder t o c h a n ge it s n a m e o r a d o pt o r c h a n ge a n y tran s l at i o n of th a t n a m e. Other Alterations 4. I f th e Ac t d oes n o t s p ec i fy th e ty p e o f r eso luti o n a nd th ese A rti c l es d o n o t s p ecify a n o th e r t y p e of r eso luti o n , th e Co mp a n y m ay b y o rdin ary r eso luti o n a lt e r th ese A rti c l es. PART 10 MEETING S OF SHAREHOLDER S Annual General Meeting s I 0.1 U nl ess a n a nnu a l ge n era l m ee tin g i s d efe rr e d o r wa i ve d in acco rd a n ce w i t h th e Act , t h e Co mp a n y mu s t h o ld i ts fir s t a nnu a l ge n e ral m ee tin g w ithin 18 m o nth s afte r th e d a t e o n w hi c h it was in co rp o rat e d o r o th e r w i se r ecog ni ze d , a nd afte r th a t mu s t h o ld a n a nnu a l ge n era l m eet in g a t l ea s t o n ce in eac h ca l e nd a r yea r a nd n o t m o r e th a n 15 m o nth s a ft e r th e la s t a nnu a l r efe r e n ce d a t e a t s u c h tim e a nd pl ace as m ay b e d ete rmin e d b y th e dir ec t o r s. Resolution Instead of Annual General Meetin g I 0 .2 I f a ll t h e s h a r e h o ld e r s w h o a r e e n t itl e d t o vo t e a t a n a nnu a l ge n era l m ee tin g co n se n t in w ritin g b y a un a nim o u s r eso luti o n t o a ll of t h e bu s in ess th a t i s r e quir e d to b e t ra n sac t e d a t th a t a nnu a l ge n era l m ee tin g , t h e a nnu a l ge n e r a l m ee tin g i s d ee m e d t o h ave b ee n h e ld o n th e d a t e of th e un a nim o u s r eso luti o n . T h e s h a r e h o ld er mu s t , in a n y un a nim o u s r eso lu t i o n p asse d und e r thi s † I 0 .2 , se l ec t as th e Co mp a n y 's a nnu a l r efe r e n ce d ate a d a t e th at wo uld b e a pp ro pri ate fo r t h e h o ldin g of th e a ppl ica bl e a nnu a l ge n e ral m eet in g. Calling of Meetings of Shareholder s 10 .3 T h e dir ec t o r s m ay , a t a n y t im e , ca ll a m ee tin g of s h a r e h o ld e r s . Notice for Meeting s of Shareholder s I 0.4 T h e Co mp a n y mu s t se nd n o ti ce of th e d ate , tim e a nd l oca ti o n o f a n y m ee tin g o f s h a r e h o ld e r s ( in c ludin g , w ith o ut limitati o n , a n y n o tic e s p ec i fy in g th e int e nti o n t o prop ose a r eso luti o n as a n exce pti o n a l r eso luti o n , a s p ec i a l r eso luti o n o r a s p ec i a l se p a rat e r eso luti o n , a nd a n y n o ti ce t o co n s id e r a pprovin g a n a m a l ga m a ti o n int o a fo r e i g n juri s di c ti o n , a n a rr a n ge m e nt o r th e a dopti o n of an amal ga mati o n ag r ee m e nt , a nd an y n o ti ce o f a ge n e ral m ee tin g , c l ass m ee tin g o r se ri es m ee tin g), in th e m a nn e r pro v id e d in th ese A rti c l es , o r in s u c h o th e r m a nn e r , i f a n y , as m ay b e pr esc rib e d b y o rdin a r y r eso luti o n (w h et h e r pr ev i o u s n o ti ce of th e r eso luti o n h as b ee n g i ve n o r n o t) , t o e a c h s h a r e h o ld e r e ntitl e d t o att e nd th e m ee tin g , to eac h dir ec t o r a nd t o th e a udit o r of th e Co mp a n y, unl ess th ese A r t i c l es o th e r w i se p rov id e, at l eas t th e fo ll ow in g numb e r of d ays b efo r e th e m ee tin g: (a) i f th e Co mp a n y i s a publi c co mp a n y , 2 1 da ys ; (b) ot h e r w i se , IO d ays.

L EGAL _24557073 . 1 - IO - Record Date for Notice I 0 . 5 Th e dir ec tor s m ay se t a dat e a s the r eco rd dat e for th e purp ose of d e t e rminin g s hareholder s e ntitl e d to n o ti ce o f an y m e etin g o f s h a r e hold e r s. T h e r e c o rd d a t e mu s t n o t pr ece d e th e d a t e on which th e m ee tin g i s t o b e h e ld b y m o r e th a n two m o nth s o r , in th e case of a ge n era l m ee tin g requi s iti o n e d b y s h a r e h o ld e r s und e r th e A c t , b y m o r e than fo ur m o nth s. Th e r eco rd d a t e mu s t n o t pr ece d e th e dat e o n w hich th e m ee tin g i s h e ld b y fewe r th a n : (a) if th e Co mp a n y i s a publi c co mp a n y , 2 1 d ays ; (b) o th e r w i se , IO d ays. If n o r eco rd d a t e i s se t , th e r eco rd d a t e i s 5 p . m . o n th e d ay imm e di a t e l y pr ece din g th e fir s t d a t e o n w hi c h th e n o ti ce i s se nt o r , if n o noti ce i s se nt , th e b eg innin g o f th e m ee tin g. Record Date for Voting I 0 .6 T h e dir ec t o r s m ay se t a d a t e as the r e c o rd dat e fo r th e purp ose of d e t e rminin g s har e h o ld e r s e ntitl e d t o vo t e a t a n y m eet in g of s h a r e h o ld er s. Th e r eco rd d a t e mu t n o t pr ece d e th e d a t e o n w hich th e m ee tin g i s t o b e h e ld b y m o r e th a n t wo m o nth s o r , in th e case o f a ge n e ral m ee tin g r e qui s iti o n e d b y s h a r e h o ld e r s und e r th e Ac t , b y m o r e th a n fo ur m o nth s. If n o r eco rd d ate i s s e t , th e r eco rd d a t e i s 5 p.m . o n th e da y imm e diat e l y pr ece din g th e fir s t d a t e o n whi c h th e n o ti ce i s se nt o r , i f n o n o ti ce i s se nt , th e b eg innin g of th e m ee tin g. Failure to Give Notice and Waiver of Notice I 0 .7 Th e acc id e nt a l o mi s s i o n t o se nd n o ti ce of a n y m ee tin g of s h a r e h o ld e r s t o , o r th e n o n - r e c e ipt o f a n y n o ti ce b y , a n y of th e p e r so n s e ntitl e d t o n o ti ce d oes n o t in va lid a t e a n y pro cee din gs a t th a t m ee tin g. A n y p e r so n e nti t l e d to n o ti ce o f a m ee tin g of s h a r e h o ld e r s m ay , in w ritin g o r o th e r w i s e , wa i v e th a t e ntitl e m e nt o r m ay ag r ee t o r e du ce th e p e ri o d o f th a t n o tic e. Att e ndan ce of a p e r so n at a m ee tin g of s h a r e h o ld e r s i s a wa i ve r of e ntitl e m e nt t o n o ti ce o f th e m ee tin g unl e s s th a t p e r so n a tt e nd s th e m ee tin g fo r th e ex pr ess purp ose o f o bj ect in g t o th e tran sac ti o n of a n y bu s in e s s o n th e gro und s th a t th e m ee tin g i s n o t l aw full y ca ll e d . Notice of Special Bu s ine ss at Meetings of Shareholders I 0 . 8 If a m ee tin g of s h 1 r e h o ld e r s i s to co n s id er s p ec i a l bu s in ess w ithin th e m ea nin g of † 11 . 1 , th e n ot i ce of m ee tin g mu s t: (a) s t a t e th e ge n e r a l n a tur e o f th e s p ec i a l bu s in ess ; a nd (b) if th e s p ec ial bu s in ess includ es c o n s id e rin g , a ppro v in g , ratif y in g , a d o ptin g o r auth o ri z in g a n y d oc um e nt o r th e s i g nin g o f o r g i v in g of e ff ec t t o a n y d oc um e nt , ha ve a tt ac h e d t o it a co p y of th e d oc um e nt o r sta t e th a t a co p y o f th e d o cum e nt w ill b e avail a bl e fo r in s p ec ti o n b y s h a r e h o ld e r s : (i) a t th e Co mp a n y 's r eco rd s o ffi ce , o r a t s u c h o th e r r eas on a bl y access ibl e l oca ti o n in Briti s h Co lumbi a as i s s p e cifi e d in th e n o ti ce ; a nd (ii) durin g s t at ut o r y bu s in ess h o ur s o n a n y o ne o r m o r e s p ec ifi e d d ays b efo r e th e d ay se t fo r t h e h o ldin g of th e m ee tin g .

L EGAL _24557073 . 1 - 11 - Place of Meetings I 0 . 9 In additi o n t o an y l oca ti o n in Briti s h Co lumbi a , a n y ge n e ral m ee tin g m ay b e h e ld in a n y location out s ide Briti s h C olumbia approv e d b y a r es olution o f th e dir ec t o r s . PART 11 PROCEEDINGS AT MEETINGS OF SHAREHOLDERS Special Business I I . I A t a m ee tin g o f s h a r e h o ld e r s , th e fo ll ow in g bu s in ess i s s p ec i a l bu s in ess: (a) a t a m ee tin g o f s h a r e h o ld e r s th a t i s n o t a n a nnu a l ge n era l m eet in g , a ll bu s in ess i s s p ec i a l bu s in ess exce pt bu s in ess r e l a tin g t o th e co ndu c t o f o r vo tin g a t th e m ee tin g ; (b) a t a n a nnu a l ge n e r a l m ee tin g , a ll bu s in ess i s s p ec i a l bu s in ess exce pt fo r th e fo ll owi n g: (i) bu s in ess r e l a tin g t o th e co ndu c t o f o r vo tin g a t th e m ee tin g; (ii) co n s id era ti o n of a n y fin a n c ial s t a t e m e nt s o f th e Co mp a n y pr ese nt e d t o th e m ee tin g ; (iii) c o n s id era ti o n o f a n y r e p o 1 ts of th e dir e ct o r s o r a udit o r ; (iv) th e se ttin g o r ch a n g in g o f th e numb e r o f dir ec t o r s; (v) th e e l ect i o n o r a pp o intm e nt o f dir ec t o r s; (vi) th e a pp o intm e nt o f a n a udit o r ; (vii) th e se ttin g of th e r e mun e r a ti o n of a n a udit o r ; (viii) bu s in ess a ri s in g o ut o f a r e p o rt o f th e dir ec t o r s n o t r e qui r in g th e p ass in g of a s p ec i a l r eso luti o n o r a n exce p t i o n a l r eso luti o n ; (ix) a n y o th e r bu s in ess w hi c h , und e r th ese A rti c l es o r t h e Act , m ay b e tran sac t e d a t a m ee tin g of s h a r e h o ld e r s w i t h o ut pri o r n ot ic e of th e bu s in ess b e in g g i ve n t o th e s h a r e h o ld e r s. Special Majority 2. Th e m a j o ri ty o f vo t es r e quir e d for th e Co mp a n y t o pa ss a s p ec i a l r eso lu t i o n a t a ge n e r a l m ee tin g o f s h a r e h o ld e r s i s two - t hird s o f th e vo t es cas t o n th e r eso luti o n . Quorum 3. S ubj ec t t o th e s p ec ial ri g ht s o r r est ri c ti o n s att a ch e d t o th e s h a r es of a n y c l ass o r se ri es of s h a re s, and t o † I I .4 , th e qu o rum fo r th e tran sac ti o n of bu s in ess at a m ee tin g of s h a r e h o ld e r s i s a t l eas t o n e p e r so n w h o i s , o r w h o r e pr ese nt s b y pro xy , o n e o r m o r e s h a r e h o ld e r s w h o , in the agg r egate , h o ld a t l eas t thi1ty - thre e a nd o n e - third p e r ce nt (33 1 / 3%) o f th e i ss u e d s h a r es e ntitl e d t o b e v ot e d at th e m ee tin g.

L EGAL _24557073 . 1 - 1 2 - One Shareholder May Con s titute Quorum 11 .4 If th e r e is o nl y o n e s h are h o ld e r e ntitl e d t o vo t e a t a m ee tin g of s h a r e h o ld e r s : (a) t h e qu o rum i s o n e p e r so n w h o i s , o r w h o r e pr ese nt s b y p roxy , th a t s h are h o ld e r , a nd (b) th at s h a r e h o ld e r , pr ese n t in p erso n o r b y p roxy, m ay co n s titut e t h e m ee tin g. Person s Entitled to Attend Meeting 5. In a ddi t i o n t o t h ose p e r so n s w h o a r e e ntitl e d to vo t e at a m ee tin g of s h a r e h o ld e r s , th e o nl y o th e r p e r so n s e ntitl e d t o b e pr ese nt a t th e m eet in g a r e th e dir ec t o r s, th e pr es id e n t ( i f a n y) , t h e sec r e t ary ( if a n y), t h e assis t a nt sec r e t a r y (if a n y) , a n y l awye r for th e Co mp a n y , t h e a udit o r of t h e Co mp a n y , a n y p e r so n s in v it e d t o b e pr ese nt at th e m eet in g b y th e dir ec t o r s o r b y th e c h a ir of th e m ee tin g a nd a n y p erso n s e nti t l e d o r r e quir e d und e r th e Act o r t h ese A rti c l es t o b e pr ese n t at th e m eeti n g ; bu t i f a n y o f th ose p e r so n s d oes a tt e nd th e m ee tin g, t h at p e r so n i s n ot t o b e co un te d in th e qu o ru m a nd i s n o t e n t itl e d t o vote at t h e m eet in g unl ess t h a t p e r so n i s a s h are h o ld e r o r p roxy h o ld e r e n t itl e d t o vote at th e m eet in g . Requirement of Quorum 6. N o bu s in ess, o th e r th a n t h e e l ect i o n of a c h a ir of t h e m ee tin g a nd t h e a dj o urnm e n t of th e m eet in g, m ay b e tra n sacte d at a n y m eet in g of s h are h o ld e r s unl ess a qu o rum of s h are h o ld e r s e n t i t l e d t o v ot e i s pr ese nt a t th e co mm e n ce m e n t of th e m ee tin g , bu t s u c h qu o rum n ee d n ot b e pr ese n t t h ro u g h o u t t h e m ee tin g . Lack of Quorum 11. 7 I f, w i t hin o n e - h a l f h o ur fro m t h e t im e se t fo r th e h o ldin g of a m eet in g of s h a r e h o ld e r s, a qu or um i s n o t p rese nt : (a) in t h e case of a ge n era l m eet in g r e qui sit i o n e d b y s h a r e h o ld e r s , th e m eet in g i s di sso l ve d , a nd (b) in th e case of a n y o th e r m eet in g of s h a r e h o ld e r s , th e m eet in g s t a nd s a d jo urn ed to t h e sa m e d ay in t h e n ext wee k at th e sa m e tim e a nd pl ace. Lack of Quorum at Succeeding Me e ting 11 . 8 If , a t th e m eet in g to w hi c h t h e m ee tin g r efe rr e d to in † I I . 7( b ) was a dj o urn e d , a qu o rum i s n o t p rese n t w ithin o n e - h a l f h o ur fr o m th e tim e se t fo r t h e h o ldin g of t h e m ee tin g , t h e p e r so n or p e r so n s pr ese nt a nd b e in g , o r r e pr ese ntin g b y p roxy , two or m o r e s h a r e h o ld e r s e ntitl e d to a tt e nd a nd vo t e at th e m eet in g s h a ll b e d ee m e d t o co n st i t u te a q u o rum . Chair 11. 9 T h e fo ll ow in g indi v idu a l i s e ntitl e d to pr es id e as c hair a t a m eet in g of s h a r e h o ld e r s: (a) th e c h a i r of t h e b oa rd , i f a n y; o r (b) if th e c h a ir of th e b oa rd i s a b se nt o r un w illin g t o ac t as c h a ir of th e m ee tin g , th e pr es id e nt , i f a n y .

L EGAL _24557073 . 1 - 1 3 - Selection of Alternate Chair 11 . 10 If , a t a n y m ee ting o f s har e h o ld e r s, th e r e i s n o c hair of th e b oa rd o r pr es id e nt pr ese nt w ithin 15 minut es a ft e r th e tim e sP - t for h o ldin g th e m ee tin g , o r i f th e c h a ir of th e b oa rd a nd th e pr es id e nt ar e un w illin g t o ac t as c hair of th e m ee tin g, o r i f th e ch a ir of th e b oa rd a nd th e pr es id e n t h ave a d v i se d th e sec r e tary , i f a n y , o r a n y dir e ct o r pr ese nt a t th e m ee tin g , t h a t t h ey w ill n o t b e pr ese nt at th e m ee tin g , th e dire c t o r s pr es ent m ay c h oose eith e r o n e of th e ir numb e r o r th e so li c it o r of th e Co mp a n y t o b e c h a ir of th e me e tin g. If a ll o f th e dir ec t o r s pr ese nt d e clin e t o t a k e th e c h a ir o r fa il to so c h oose o r if n o di rec t o r i s pr ese nt o r th e so li c it o r of th e Co mpan y d ec lin es t o tak e th e c h a ir , th e s h a r e h o ld e r s e ntitl e d t o vo t e a t th e meetin g w h o ar e pr ese n t in p e r so n o r b y pro xy m ay c h oose an y per so n pr ese nt a t th e m ee tin g t o c h a ir th e m ee tin g. Adjournments 1 1 . 11 Th e c h a ir o f a m eet in g of s h a r e h o ld ers m ay , a nd i f so dir ecte d b y t h e m ee tin g mu st , a dj o urn th e m eet in g fr o m tim e t o tim e a nd fro m pl ace t o pla ce , but n o bu s in ess m ay b e t ra n sacte d a t a n y a dj o urn e d m ee tin g o th e r than th e bu s in ess l e ft un fi ni s h e d a t th e m ee tin g fr o m w hi c h th e a dj o urnm e nt t ook pl ace. Notice of Adjourned Meeting 12. It i s n o t n ecess ar y t o g i ve a n y n o ti ce of a n a dj o urn e d m ee tin g of s h are h o ld ers o r of th e bu s in ess t o b e tr a n sac t e d a t a n a dj o urn e d m ee tin g o f s h a r e h o ld e r s exce pt th a t , w h e n a meet in g i s a dj o urn e d fo r 30 d ays o r m ore , n o ti ce o f th e a dj o urn e d m ee tin g mu s t b e g i ve n as in th e case of th e o ri g in a l m ee tin g. Decision s b y Show of Hand s or Poll 13. S ubj ec t to th e Ac t , eve r y m o ti o n put t o a vo t e a t a m eet in g of s h are h o ld e r s w iII b e d ec id e d o n a s h ow of h a nd s unl ess a p o ll , b efo r e o r o n th e d ec l a rati o n of th e r es ult of t h e vo t e b y s h ow of h a nd s , i s dir ec t e d b y t h e c h a ir o r d e m a nd e d b y a n y s h a r e h o ld e r e ntitl e d t o vo t e w h o i s pr ese nt in p e r s o n o r b y p roxy . Declaration of Re s ult 1 1 . 1 4 T h e c h a ir of a m eet in g of s h a r e h o ld e r s mu s t d ec l a r e t o th e m ee tin g t h e d ec i s i o n o n eve r y qu est i o n in acco rd a n ce w ith t h e r es uI t of th e s h ow o f h a nd s o r t h e p o ll , as t h e case m ay b e , a nd t h a t d ec i s i o n mu s t b e e nt e r e d in th e minut es of th e m ee tin g . A d ec l a rati o n of t h e c h a ir th a t a r eso luti o n i s c arri e d b y t h e n ecessa r y maj o ri ty o r i s d efea t e d i s , unl ess a p o ll i s dir ec t e d b y th e c h a ir o r d e m a nd e d und e r † 11 . 1 3 , co n c lu s i ve ev id e n ce w ith o ut p roof of th e numb e r o r p ro p o 1 i i o n of t h e vo t es r eco rd e d in favo ur of o r aga in st th e r eso luti o n . Motion Need Not be Second e d 11.1 5 No m ot i o n p ro p ose d a t a m ee tin g of s h a r e h o ld e r s n ee d b e seco nd e d unl ess th e c h a ir of th e m e etin g rul es o th e r w i se , a nd th e c h a ir of an y m ee tin g o f s h a r e h o ld e r s i s e ntitl e d t o p ro p ose o r seco nd a m o ti o n.

L EGAL _24557073 . 1 - 1 4 - Casting Vote I I. 16 In case of a n e qu a li ty of vo t es , th e c hair of a m ee tin g of s h a r e h o ld e r s d oes n o t , ei th e r o n a s h ow o f h a nd s o r o n a p o ll , ha ve a seco nd o r c a s tin g vo t e in a ddi t i o n t o t h e vo t e o r vo t es t o w hi c h th e ch a ir ma y b e e ntitl e d a s a s h a r e h o ld e r. Manner of Taking Poll I 1.1 7 S ubj ec t to † 11 . 18 , i f a p o ll i s dul y d e m a nd e d at a m ee tin g o f s h a r e h o ld e r s : (a) th e p o ll mu s t b e t a k e n: (i) a t th e m ee tin g, o r w ithin seve n d ays a ft e r t h e d a t e o f th e m eet in g , as th e c h a ir of th e m ee tin g dir ec t s; a nd (ii) in th e m a nn e r , a t th e tim e a nd a t th e pl ace that th e ch a ir o f th e m ee tin g dir ec t s; (b) t h e r es ult of th e p o ll i s d ee m e d to b e th e d ec i s i o n of th e m ee tin g a t w hi c h t h e p o ll i s d e m a nd e d ; a nd (c) th e d e m a nd for th e p o ll m ay b e w ithd raw n b y th e p e r so n wh o d e m a nd e d i t. Demand for Poll on Adjournment 11 . 18 A p o ll d e m a nd e d a t a m eet in g of s h a r e h o ld e r s o n a qu es ti o n of a dj o urnm e nt mu s t b e t a k e n imm e di a t e l y at th e m ee tin g. Chair Must Resolve Dispute 11 . 1 9 In th e case of a n y di s put e as t o th e a dmi ss i o n or r ejec ti o n o f a vo t e g i ve n o n a p o ll , t h e c h a ir o f th e m ee tin g mu s t d e t er min e th e di s pu te , a nd th e d ete rmin at i o n of th e c h a ir m a d e in goo d fa ith i s fin a l a nd co n c lu s i ve. Casting of Votes 11 .2 0 sa m e way . O n a p o ll , a s h a r e h o ld e r e nti t l e d t o m o r e th a n o n e vo t e n ee d n o t cas t a ll t h e vo t es in th e No Demand for Poll on Election of Chair I 1. 2 1 N o p o ll m ay b e d e m a nd e d in r es p ec t of th e vo t e b y w hi c h a c h a ir o f a m ee tin g o f s h a r e h o ld e r s i s e l ecte d . Demand for Poll Not to Prevent Continuance of Meeting 11. 22 T h e d e m a nd for a p o ll a t a m ee tin g o f s h a r e h o ld e r s d oes n o t , unl ess th e c h a i r o f th e m ee tin g so rul es , pr eve nt th e co n t inuati o n of a m ee tin g fo r th e t ra n sa cti o n o f a n y bu s in ess o th e r th a n th e qu es ti o n o n w h ic h a p o ll h as b ee n d e m a nd e d .

L EGAL _24557073 . 1 - 15 - Retention of Ballots and Proxie s I 1. 23 Th e Co mpan y mu s t , for at l eas t thr ee m o nth s a ft e r a m ee tin g of s h a r e h o ld e r s , k ee p eac h ball o t cas t o n a p o ll a nd eac h pro xy v oted a t th e m ee tin g , a nd , durin g th a t p e ri o d , m a k e th e m ava il a bl e fo r in s p ec ti o n durin g n o rm a l bu s in ess h o ur s b y a n y s h a r e h o ld e r o r p ro xy h o ld e r e ntitl e d t o vo t e at t h e m ee tin g. A t th e e nd o f s u c h thr ee m o nth p e ri o d , th e Co mp a n y m ay d es t roy s u c h b a ll o t s a nd p rox i es . PART 12 VOTES OF SHAREHOLDER S Number of Votes b y Shareholder or by Share s 1. Subj ect t o a n y s p ec i a l ri g h ts o r r est ri ct i o n s attac h e d t o a n y s h a r es a nd t o t h e rest ri ct i o n s imp ose d o n j o int s h a r e h o ld e r s und e r † 12 .3: (a) o n a vo t e b y s h ow o f hand s , eve r y p e r so n pr ese nt w h o i s a s h a r e h o ld e r o r p roxy h o ld e r a nd e ntitl e d to vo t e o n th e m a tt e r h as o n e vote ; a nd (b) o n a p o lI , eve r y s h a r e h o ld e r e n t i t l e d to vo t e o n th e m a tt e r h as o n e vo t e in r es p ect of eac h s h a r e e ntitl e d t o b e vote d o n th e m atte r a nd h e ld b y th at s h a r e h o ld e r a nd m ay exe r c i se th a t vo t e e ith e r in p e r so n o r b y pro xy. Votes of Persons in Repre s entative Capacity 2. A p e r so n w h o i s n o t a s h a r e h o ld er m ay vo t e a t a m eet in g of s h a r e h o ld e r s , w h et h e r o n a s h ow of h a nd s or o n a p o ll , a nd m ay a pp o in t a p roxy h o ld e r t o ac t a t th e m ee tin g , i f , b efore d o in g so , th e p e r so n sa ti s fi es t h e c h a ir of th e m ee tin g , o r th e dir ecto r s , t h at th e p e r so n i s a l ega l p e r so n a l r e pr ese n ta ti ve or a tru s t ee in b a nkrupt cy for a s h a r e h o ld e r w h o i s e nti t l e d t o vote a t th e meet in g . Votes by Joint Hold e rs 3. I f th e r e a r e j o int s h a r e h o ld e r s r eg i s t e r e d in r es p ec t of a n y s h a r e: (a) a n y o n e of th e joi nt s h a r e h o ld e r s m ay vote a t a n y m ee tin g of s h a r e h o ld e r s , p e r s o n a ll y o r b y p roxy , in r es p ec t of t h e s h a r e as i f t h at j o in t s h a r e h o ld e r we r e so l e l y e ntitl e d to it ; o r (b) i f m o r e th a n o n e of th e j o int s h a r e h o ld e r s i s pr ese nt a t a n y m ee tin g o f s h a r e h o ld e r s , p erso nall y o r b y p roxy , a nd m o r e th a n o n e of th e m vo t es in r es p ec t of t hat s har e, th e n o nl y th e vo t e of th e j o in t s h a r e h o ld e r pr ese nt w h ose n a m e s t a nd s fir s t o n th e ce ntr a l se curiti es r eg i ste r in r es p ec t o f th e s h a r e w ill b e co unt e d . Legal Per s onal Repre s entati v es as Joint Shueholder s 4. Two o r m o r e l ega l p e r so n a l r e pr ese n ta ti ves of a s h a r e h o ld e r in w h ose so l e n a m e a n y s h a r e i s r eg i s t e r e d a r e , fo r th e purp oses of † 1 2.3 , d ee m e d t o b e j o int s h a r e h o ld e r s r eg i s t e r e d in r es p ec t of th a t s h a r e.

L EGAL _24557073 . 1 - 16 - Representative of a Corporate Shareholder 12.5 If a corporation, that is not a subsidiary of the Co mp a n y , is a shareholder, that corporation may appoint a person to act as its representative at any meeting of s h a r e h o l de r s of the Company, and: (a) for that purp ose , the instrument appointing a representative must be received: (i) at the registered office of the Company or at any other place specified, in the notice ca llin g the m ee tin g , for the receipt of p rox i es , at l eas t the number of bu s in e s s days specified in the notice for the receipt of p rox i es , or if no number of days is s p ec ifi e d , two business days before the day set for the holding of the m ee tin g or any adjourned m eet in g ; or (ii) at the meeting or any adjourned m ee ti ng , by the chair of the meeting or adjourned meeting or by a person designated by the chair of the meeting or adjourned meeting; (b) if a representative is appointed under this † 1 2 . 5 : (i) the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an indi v idu a l , in c ludin g , without limi ta ti o n , the right to appoint a proxy h o ld e r ; and (ii) the r e pr ese n tat i ve , if present at t h e m eet in g , i s to be counted for the purpose of forming a quorum and i s deemed to be a shareholder present in p e r s o n at the m eet in g . Evidence of the appointment of any such representative may be ent to the Company by written in s trum e nt , fax or any other method of transmitting l eg ibl y recorded m es s ages. Proxy Provisions Do Not Apply to All Companies 1 2 . 6 If and for so l o n g as the Company is a public company or a pre - existing r e p o rtin g company which has the S t a tut o r y Repo1ting Company P rov i s i o n s as part of its A rti c l es or to which the Statutory Reporting Company Provisions a ppl y , then † 12. 7 to † 12.15 are not m a nd ato r y , however the directors of the Company are authorized to apply all or patt of such sections or to adopt alternative procedures for proxy fo rm , deposit and revocation procedures to the extent that the directors deem necessary in order to comply with securities laws applicable to the Company. Appointment of Proxy Holders 12 . 7 Every s h a r e h o ld e r of the Company entitled to vote at a meeting of s h a r e h o ld e r s m ay , by p roxy , appoint one or more (but not more than two) proxy h o ld e r s to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy . Alternate Proxy Holders 12 . 8 A shareholder may appoint one or more alternate proxy h o ld e r s to act in the place of an absent proxy holder .

L EGAL _24557073 . 1 - 1 7 - Proxy Holder Need Not Be Shareholder 9. A prox y h o ld e r n e ed n o t b e a s har e h o ld e r o f th e Co mp a n y. Deposit of Proxy 10. A pro xy for a m ee tin g o f s h a r e hold e r s mu st: (a) b e r ece i ve d at th e re g i s t e red o ffic e o f th e Co mp a n y o r a t a n y o th e r pl ace s p ec ifi e d , in th e noti ce c allin g th e m e etin g, for t h e r ece ipt of pro x i es, a t l eas t th e numb e r o f bu s in ess d ays s p e cified in the n o tic e, o r if n o numb e r o f d ays i s s p e c i fi e d , t wo bu s in ess d ays b efo r e th e d ay se t for th e h o ldin g o f the m ee tin g o r an y a dj o urn e d m ee tin g; o r (b) unl ess th e n o ti ce pro v id es o th e r w i se, b e r ece i ve d , a t th e m ee tin g o r a n y a dj o urn e d m ee tin g, b y th e ch a ir o f the m ee tin g o r a dj o urn e d m ee tin g o r b y a p e r so n d es i g n a t e d b y th e c h a ir o f th e m ee tin g o r a djourn e d m ee tin g. A pro xy m ay b e se nt to th e Compan y b y w rit te n in s trument , fa x o r a n y o th e r m e thod o f tran s mitti ng l eg ibl y r e c o rd e d m essages, in c ludin g th ro u g h Int e rn e t o r t e l e ph o n e vo tin g o r b y e m a il , i f p e rmitt e d b y th e n o tic e ca llin g th e m ee tin g o r the in fo rm a ti o n c ir c ul a r fo r th e m ee tin g. Validity of Proxy Vote 11. A vo t e g i ve n in ac c o rd a n ce w i t h th e t e rm s of a p roxy i s va lid n otwi th s t a ndin g th e d ea th o r in c apa c i ty o f th e s h a r e h o ld e r g i v in g th e p roxy a nd d es pit e th e r evoca ti o n of th e p roxy o r t h e r evoca ti o n o f th e a uth o ri ty und e r w hi c h th e p roxy i s g i ve n , unl ess n o ti ce in w ritin g of th a t d ea th , in ca p ac i ty o r r evoca ti o n i s r ece i ve d: (a) a t th e r eg i s t e r e d o ffi ce of th e Co mp a n y , a t a n y t im e up t o a nd in c ludin g th e l as t bu s in ess d ay b efo r e th e d ay se t fo r th e h o ldin g o f th e m eet in g o r a n y a dj o urn e d m ee t i n g a t w hi c h th e p roxy i s t o b e u se d ; o r (b) a t t h e m ee tin g o r a n y a dj o urn e d m eet in g b y th e c h a ir o f th e m eet in g o r a dj o urn e d m ee tin g, b efo r e a n y vo t e in r es p ec t of w hi c h th e p roxy h as b ee n g i ve n h as b ee n t a k e n . Form of Pro xy 12. A p roxy , w h e th e r fo r a s p ec ifi e d m ee tin g or o th e r w i se, mu s t b e e ith e r in th e fo ll ow in g fo rm o r in an y oth e r form a pp rove d b y th e dir e ct o r s o r th e c h a ir o f th e m ee tin g :

- 18 - [ n a m e of co mp a n y ] ( th e " Co mp a n y") The und e r s i g ned , b e in g a s h a reh o lder of th e Co mpan y , h e r e b y app o int [n a m e ] o r , failin g th a t p e r s on , [nam e ] , as pro xy holder for th e und e r s i g n e d t o att e nd , ac t a nd vo t e fo r a nd o n b e h a lf o f th e und e r s i g n e d a t th e m ee tin g of h a r e h o ld e r s o f th e Co mp a n y t o b e h e ld o n [m o nth , da y , yea r] a nd a t a n y adj o urnm e n t of th a t m ee tin g . Numb e r of s har es in r es p ec t o f w hich thi s pro xy i s g i ve n (if n o numb e r i s s p ec ifi e d , th e n thi s p roxy i f g i ve n in r es p ec t of a ll s h a r es r eg i s t e r e d in th e n a m e of th e und e r s i g n e d ) : S i g n e d [m o nth , d ay, yea r] [ S i g n a tur e o f s h a r e h o ld e r] [Na m e o f s h a r e h o ld e r - p rint e d ] Revocation of Prox y 1 2 .1 3 S ubj ec t t o † 1 2 . 1 4 , every p roxy m ay b e r evo k e d b y a n in s trum e n t in w ritin g th a t i s r ece i ve d : (a) at th e r eg i s t e r e d of fi ce of th e Co mp a n y a t a n y tim e up t o a nd in c ludin g th e l as t bu s in ess d ay b efo r e th e d ay set fo r th e h o ldin g of t h e m ee tin g o r a n y a dj o urn e d m ee tin g at w hi c h th e p roxy i s t o b e u se d ; o r (b) a t th e m eet in g o r a n y a dj o urn e d m eet in g , b y th e c h a ir of t h e m ee tin g o r a dj o urn e d m ee tin g , b efo r e a n y vo t e in r es p ec t of w hi c h th e pr oxy ha s b ee n g i ve n h as b ee n t a k e n . Revocation of Prox y Mu s t Be Signed 1 2 .1 4 A n in s trum e nt r efe rr e d t o in † 1 2. 1 3 mu s t b e s i g n e d as fo ll o w s: (a) i f th e s h a r e h o ld e r for w h o m th e pr oxy h o ld e r i s a pp o int e d i s a n indi v idu a l , th e in s trum e nt mu s t b e s i g n e d b y th e s h a , e h o ld e r o r th e s h a r e h o ld e r ' s l ega l p e r so n a l r e pr ese nt a ti ve o r tru s t ee in b a nkrupt cy ; (b) if th e s h a r e h o ld e r fo r w h o m th e p roxy h o ld e r i s ap po int e d i s a co rp o rati o n , th e in s trum e nt mu s t b e s i g n e d b y th e co rp o rati o n o r b y a r e pr ese ntati ve app o int e d fo r th e co rp o r a ti o n und e r † 1 2 . 5 . Production of Evidence of Authority to Vot e 1 2 .1 5 T h e c h a ir o f a n y m ee tin g o f s h a r e h o ld e r s ma y , but n ee d n o t , inquir e int o th e a uth o ri ty of a n y p e r s on to vo t e a t th e m ee tin g a nd ma y , but n ee d n o t , d e mand fr o m th a t p e r so n p ro du c ti o n of ev id e n ce as t o th e ex i s t e n ce of t h e a uth o ri ty t o vo t e. L EGAL _24557073 . 1

L EGAL _24557073 . 1 - 1 9 - PART 13 DIRECTORS First Directors; Number of Directors I 3 . I Th e fir s t dir ec t o r s ar e th e per so n s d es i g nat e d as dir e ct o r s o f th e Co mp a n y in th e No ti ce of A rticle s that a pplie s t o th e Co mp a n y w h e n it i s r ec o g ni ze d und e r th e Ac t. T h e numb e r o f dir ec t o r s , exc ludin g additi o n a l dir ec tor s a pp o int e d und e r † 1 4 .8 , i s se t at: (a) s ubj e ct t o † ( b ) a nd † (c) , th e numb e r of dir ecto r s th a t i s e qu a l t o t h e numb e r o f th e Co mp a n y's fir s t dir ec t o r s; (b) if th e Co mp a n y i s a publi c co mp a n y, th e g r ea t e r of thr ee a nd th e m os t r ece ntl y se t o f: (i) th e numb e r of di rec t o r s se t b y a r eso luti o n o f th e dir ecto r s (w h e th e r o r n o t pr ev i o u s n o ti ce of th e reso luti o n was g i ve n ); a nd (ii) th e numb e r of dir ec t o r s in o ffi ce pur s u a n t t o † 1 4.4 ; (c) i f th e Co mp a n y i s n o t a publi c co mp a n y, th e m os t r ece ntl y se t of: (i) th e numb e r of dir ec t o r s se t b y a r eso luti o n o f t h e di rec t ors (w h e th e r or n o t pr ev i o u s n o ti ce of th e r eso luti o n was g i ve n ); a nd (ii) th e numb e r of dir ec t o r s in of fi ce pu rs u a nt t o † 1 4.4. Chang e in N um her of Director s 2. I f th e numb e r of di recto r s i s set und e r † 1 3. I ( b )( i ) o r † 1 3. I ( c )( i ): (a) t h e s h a r e h o ld e r s m ay e l ect o r a pp o int th e dir ec t o r s n ee d e d t o fill a n y vaca n c i es in th e b oa rd of dir ec t o r s up to th a t numb e r ; o r (b) if th e s h a r e h o ld e r s d o n ot e l ec t o r a pp o int th e dir ec t o r s n ee d e d t o fill a n y vaca n c i es in th e b oa rd of dir ec t o r s up t o th a t numb e r th e n th e dir ec t o r s , s ubj ec t t o † 1 4 . 8 , m ay a pp o in t dir ec t o r s t o fill th ose vaca n c i es . Directors' Acts Valid Despite Vacancy 3. A n act o r p rocee din g of th e dir ec t o r s i s n o t in va lid m e r e l y b eca u se fewe r th a n th e m1mb e r of dir ec t o r s se t o r o th e r w i se r e qui re d und e r th ese A rti c l es i s in office. Qualifications of Directors 4. A dir ec t o r i s n o t r e qui re d to h o ld a s h a r e as qu a lifi c ati o n fo r hi s o r h e r o ffi ce but mu s t b e qualifi e d as r e quir e d b y th e Ac t t o b eco m e , act o r co ntinu e t o ac t a s a dir ec t o r.

L EGAL _24557073 . 1 - 2 0 - Remuneration of Directors 13 . 5 T h e dir e ct o r s ar e e ntitl e d t o th e r e mun era ti o n fo r ac tin g a s dir ecto r s, if a n y , as th e dir ec tor s m ay fr o m tim e t o tim e d e t e rmin e. If th e dir ec t o r s so d ec id e , th e re mun era ti o n of th e dir ec t o r s, i f an y , will b e d e t e rmin e d b y th e s h a reh o ld e r s. Reimbursement of Expenses of Directors 6. Th e Co mp a n y mu s t r e imbur se e ach dir ec t o r fo r th e r e a so n a bl e ex p e n ses th a t h e o r s h e ma y in c ur in a nd a b o ut th e bu s in ess of th e C omp a n y. Special Remuneration for Directors 7. I f a n y dir ec t o r p e rform s a n y p rofess i o n a l o r o th e r se r v i ces fo r th e Co mp a n y t h a t in th e o pini o n of th e dir ec t o r s a r e o ut s id e th e o rdin a r y duti es o f a dir ec t o r , h e o r s h e m ay b e p a id r e mun e ra t i o n fi xe d b y th e dir ec t o r s , o r at th e o pti o n o f th e dir ec t o r s , fi xe d b y o rdin ary reso luti o n , a nd s u c h remun e rati o n w ill b e in a dditi o n t o an y ot h e r r e mun e rati o n th a t h e o r s h e m ay b e e ntitl e d t o r ece i ve. Gratuity , Pension or Allowance on Retirement of Director I 3. 8 U nl ess o th e r w i se d e t e rmin e d b y o rdin a r y r eso luti o n , th e dir ec t o r s o n b e h a l f of th e C omp a n y m ay p ay a g ratui ty o r p e n s i o n o r a ll owa n ce o n r e tir e m e nt t o a n y dir ec t o r w h o h as h e ld a n y s al a ri e d o ffi ce o r pl ace of p ro fit w ith th e Co mp a n y o r t o hi s o r h e r s p o u se o r d e p e nd a nt s a nd m ay m a k e co ntribu t i o n s t o a n y f und a nd p ay pr e mium s fo r t h e pur c h ase o r p rov i s i o n of a n y s u c h gra tuit y , p e n s i o n o r a ll owa n ce. PART14 ELECTION AND REMOVAL OF DIRECTOR S El e ction at A nnual General Me e tin g 1. A t eve r y a nnual ge n era l m ee tin g a nd in eve r y unanim o u s r eso luti o n co nt e mpl ate d b y † 10 .2 : (a) th e s h a r e h o ld e r s e ntitl e d t o vo t e a t th e a nnu a l ge n e r a l m ee tin g fo r th e e l ect i o n o f dir ec t o r s mu s t e l e ct , o r in th e un a nim o u s r eso luti o n a pp o in t , a b oa rd of dir ec t o r s co n s i s tin g of th e numb e r of dir ec t o r s fo r th e tim e b e in g se t und e r th ese A rt i c l es ; a nd (b) a ll t h e di rec t o r s cease t o h o ld of fic e imm e diat e l y b efo r e t h e e l ec ti o n o r a pp o intm e nt o f dir ec t o r s und er † (a) , but a r e e li g ibl e fo r r e - e l ec ti o n or r e - a pp o intm e nt. Con s ent to be a Dir e ctor 2. N o e l ect i o n , a pp o intm e nt o r d es i g n at i o n of an indi v idu a l as a dir ec t o r i s v alid unl ess: (a) th a t indi v idu a l c o n se nt s t o b e a dir e ct o r in th e m a nn e r p rov id e d for in th e A c t ; (b) th a t indi v idu a l i s e l ec t e d o r a pp o int e d a t a m ee tin g a t w hi c h th e indi v idu a l i s pr ese nt a nd th e indi v idu a l d oes n o t r e fu se , a t th e m ee tin g, t o b e a dir ec t o r ; o r

L EGAL _24557073 . 1 - 21 - (c) with respect to first directors, the designation is otherwise valid under the Act. Failure to Elect or Appoint Directors 14.3 If: (a) the Company fails to hold an annual general m eet in g , and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by † 10.2, on or before the date by which the annual general meeting is required to be held under the Act ; or (b) the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by † 10 .2 , to elect or appoint any dir ec t o r s ; then each director then in office continues to hold office until the earlier of: (c) when his or her successor is elected or a pp o int e d ; and (ct) when he or she otherwise ceases to hold office under the Act or these Atticles. Places of Retiring Directors Not Filled 4. If , at any meeting of shareholders at which there should be an election of dir ectors , the places of any of the retiring directors are not filled by that e l ec ti o n , those retiring directors who are not re elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles but their term of office shall expire when new directors are elected at a meeting of shareholders convened for that purp ose . If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Art i c l es , the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office. Directors May Fill Casual Vacancies 5. Any casual vacancy occurring in the board of directors may be filled by the directors. Remaining Directors Power to Act 6. The directors may act notwithstanding any vacancy in the board of directors , but if the Company has fewer directors in office than the number set pursuant to these Atticles as the quorum of dir ec t ors , the directors may only act for the purpose of appointing directors up to that number or of calling a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Act , for any other purpose. Shareholders May Fill Vacancies 7. If the Company has no directors or fewer directors in office than the number set pursuant to these Atticles as the quorum of dir ecto r s , the shareholders may elect or appoint directors to fil I any vacancies on the board of directors.

L EGAL _24557073 . 1 - 2 2 - Additional Directors 14 . 8 Notwith s tandin g † 1 3 . 1 and † 13 . 2 , b e tw ee n a nnu a l ge n e ral m ee tin gs o r b y un a nim o u s r es olution s cont e mpl a t e d b y † I 0 . 2 , th e dir e ctor s m ay appoint o n e o r m o re a dditi o n a l dir ec t o r s , but th e numb e r of a ddi t i o n a l dir e ct o r s app o in te d und e r thi s † 1 4 . 8 mu s t n o t at a n y tim e excee d : (a) on e - third o f th e 1nmb e r o f fir s t dir ec tor s , if , at th e tim e o f the a pp o intm e nt s , o ne o r m o r e of the fir s t dir e ct o r s ha ve not ye t co mpl e t e d th e ir fir s t term o f o ffi ce ; o r (b) in an y oth e r c a se , o n e - third of t h e numb e r of th e c urr e nt dir e ct o r s w h o we r e e l e ct e d o r appoint e d a s dir ec t o r s o th e r th a n und e r thi s † 1 4. 8 . An y dir e ct o r so a pp o int e d ceas e s t o h o ld of fi ce imm e di a t e l y b efo r e th e n ex t e l ec ti o n o r a pp o intm e nt o f dir e ct o r s und e r † 1 4. 1 ( a) , but i s e li g ibl e fo r r e - e l ec ti o n or r e - a pp o intm e n t. Ceasing to be a Director 1 4. 9 A dir ec t o r ceases t o b e a dir ec t o r w h e n : (a) th e t e rm of o ffi ce o f t h e dir ec t or ex pir es ; (b) t h e dir ec t o r di es; (c) th e dir ec t o r r es i g n s as a dir ec t o r b y n o tic e in w ritin g pro v id e d t o th e Co mp a n y o r a l awye r fo r t h e Co mp a n y ; o r (d) th e dir ec t o r i s r e m ove d fr o m of fi ce pur s u a nt t o † 14 . 10 o r † 1 4. 11 . Removal of Director b y Shareh(1lder s 10. T h e Co mp a n y m ay r e m ove a n y dir ec tor b efo r e th e ex pirati o n of hi s o r h e r t e rm of of fi ce b y s p ec i a l r eso luti o n . In th a t e v e nt , th e s h a r e h o ld e r s ma y e l ec t , o r a pp o in t b y o rdin a r y r eso lu t i o n , a dir ec t o r t o fill th e r es ultin g vaca n cy. I f th e s h a r e h o ld e r s d o n o t e l ec t o r a pp o int a dir ec t o r t o fill th e r es ultin g vaca n cy c o nt e mp o ran eo u s l y w ith th e r e m ova l , th e n th e dir ec t o r s m ay a pp o int o r th e s h a r e h o ld e r s m ay e l ec t , o r a pp o int b y o rdin ary r eso luti o n , a dir ec t o r t o fill th a t vaca n cy . Removal of Director by Directors 11. T h e dir ec t o r s m ay r e m ove a n y d i r ec t o r b efo r e th e ex pir at i o n of hi s o r h er t e rm o f of fi ce i f th e dir ec t o r i s co n v i c t e d of a n indi c t a bl e o ff e n ce , o r i f th e dir ec t o r ce a ses t o b e qu a lifi e d t o ac t as a dir e ct o r o f a co mp a n y and d oes n ot p ro mptl y r esig n , a nd t h e dir ec t o r s m ay a pp o int a dir ec t o r t o fill th e r es ultin g v aca n cy. PART 15 ALTERNATE DIRECTORS Appointment of Alternate Director 1. A n y dir ec t o r (a n " a pp o int o r " ) m ay b y n o ti c e in w ritin g re ce i ve d b y th e Co mp a n y a pp o in t an y p e r s on (a n " app o int ee " ) w h o i s qu a lifi e d to ac t as a dir ec t o r t o be hi s or h e r a lt e rn a t e t o ac t in hi s o r

L EGAL _24557073 . 1 - 23 - her plac e a t m ee tin gs o f th e dir e ct o r s o r co mmitt ees of th e dir ec t o r s a t w hi c h th e a pp o int o r i s n o t pr ese nt unl ess (in th e case o f an a pp o int ee w h o i s n o t a dir e ct o r ) th e dir ec t o r s h ave r e a so n a bl y di sa pp rove d th e appointm e nt of s uch p e r so n as a n altern a t e dir ec t o r a nd h ave g i ve n n o ti ce t o th a t e ff ec t t o hi s o r h e r a pp o int o r w ithin a r easo n a bl e tim e a ft e r th e n o ti ce o f a pp o intm e nt i s r ece i ve d b y th e Co mp a n y . Notice of Meeting s 2. Eve r y a lt e rn a t e dir ec t o r so a pp o in te d i s e ntitl e d t o n o ti ce of m ee tin gs of th e dir ec t o r s a nd o f co mmitt ees o f th e di rec t o r s o f w hi c h hi s o r h e r a pp o int o r i s a m e mb e r a nd t o a tt e nd a nd vo t e as a dir e ct o r a t a n y s u c h m ee tin gs a t v , hi c h hi s o r h e r a pp o int o r i s n o t pr ese nt. Alternate for More than One Director Attending Meetings 3. A p e r so n m ay b e a pp o int e d as an a lt e rn a t e dir ec t o r b y m o r e th a n o n e dir ec t o r , and a n a lt e rn a t e dir ec t o r : (a) w ill b e co unt e d in d e t e rminin g th e qu o rum fo r a m ee tin g of dir ec t ors o n ce fo r eac h o r hi s o r h e r a pp o int o r s a nd , in th e case o f a n app o int ee w h o i s a l so a dir ec t o r , o n ce m o r e in th a t ca pa c i ty; (b) h as a se p a rat e v o t e a t a m ee tin g of dir ec t o r s fo r eac h of hi s o r h er a pp oi nt o r s a nd , in th e case of a n a pp o int ee w h o i s a l so a dir ec t o r , an a ddi t i o n a l vo t e in t h a t ca p ac it y ; (c) w ill b e co unt e d in d e t e rminin g t h e qu o rum fo r a m eet in g of a c o mmi ttee of dir ec t o r s o n ce fo r eac h o f hi s o r h e r a pp o int o r s w h o i s a m e mb e r of th a t co mmitt ee a nd , in th e case of a n app o int ee w h o i s a l so a m e mb e r o f th a t co mmi ttee as a dir ec t o r s, o n ce m o r e in th a t ca p ac it y ; a nd (d) h as a se parat e vo t e a t a m ee tin g of a co mmitt ee of dir ec t o r s fo r eac h of hi s o r h e r app o int o r s w h o i s a m e mb e r of th a t co mmitt ee a nd , in t h e case of a n a pp o int ee w h o i s a l s o a m e mb e r of th a t co mmitt ee as a dir ec t o r , a n a ddi t i o n a l vo t e in th at ca p ac it y. Con s ent Resolutions 4. Eve r y a lt e rn a t e dir ec t o r , if a u t h o ri ze d b y t h e n o ti ce ap p o in t in g him o r h e r , m ay s i g n in pla ce o f hi s o r h e r a pp o int o r a n y r eso luti o n s t o b e co n se nt e d to in w ri t in g. Alternate Director an Agent 5. Eve r y alt e rn a t e dir ec t o r i s d ee m e d t o b e th e age n t o f hi s o r h e r a pp o int o r. Revocation or Am e ndment of Appointment of Alternate Director 6. A n a pp o int o r m ay a t a n y tim e , b y n o ti ce in w ritin g r ece i ve d b y th e Co mp a n y , r evo k e o r a m e nd th e t e rm s o f th e a pp o intm e n t of a n alt e rn ate dir ec t o r a pp o inted b y him o r h e r. Cea s ing to be an Alternate Director 7. T h e a pp o intm e nt of an a lt e rn a t e direct o r c eases when: (a) hi s o r h e r a pp o int o r ceases t o b e a d i r ec t o r a nd i s not p ro mptl y r e - e l ec t e d o r r e - a pp o inted ; (b) th e a lt e rn a t e dir ec t or di es;

- 24 - (c) the alternate director resigns as an alternate director by notice in writing provided to the Company or a lawyer for the Company; (d) the alternate director ceases to be qualified to act as a director; or (e) the term of his appointment e x pir es , or his or her appointor revokes the appointment of the alternate directors. Remuneration and Expenses of Alternate Director 15.8 The Company may reimburse an alternate director for the reasonable expenses that would be properly reimbursed if he or she were a dir ec tor , and the alternate director is entitled to receive from the Company such proportion, if any, of the remuneration otherwise payable to the appointor as the appointor may from time to time direct. PART16 POWERS AND DUTIES OF DIRECTORS Powers of Management 1. The directors mu s t , subject to the Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are n o t , by the Act or by these Articles, required to be exercised by the shareholders of the Company. Notwithstanding the generality of the foregoing, the directors may set the remuneration of the auditor of the Company. Appointment of Attorney of Company 2. The directors may from time to tim e , by power of attorney or other in s trum e nt , under seal if so required by l aw , appoint any person to be the attorney of the Company for such purp oses , and with such pow e r s , authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and exceptint the power to fill vacancies in the board of dir ec t o r s , to remove a dir ec t o r , to change the membership of, or fill vacancies in , any committee of the dir ec t o r s , to appoint or remove officers appointed by the directors and to declare dividends) and for such p e ri o d , and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub - delegate all or any of the p owe r s , authorities and discretions for the time being vested in him or her. PART 17 INTERESTS OF DIRECTORS AND OFFICERS Obligation to Account for Profits 1. A director or senior officer who holds a disclosable interest (as that term is used in the Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to LEGAL_245570731

LE GAL_24557073 . 1 - 25 - account to the Co mpan y for a n y profit that acc rue s to the director o r se ni or office r und e r or as a result of the contract or transaction only if and to th e extent provided in the Act. Restrictions on Voting by Reason oflnterest 2. A director who h o ld s a di sc lo sa bl e int e r es t in a contract or transaction int o which the Co mpan y ha s e nt e r ed or proposes to e nter i s n ot e ntitl ed to vote o n any dir ectors ' r eso luti o n to approve that contract or transaction , unl ess all the directors h ave a di sc l osab l e interest in that contract o r transaction, in w hi c h case a n y o r a ll of those directors may vote o n s u c h r eso luti o n . Interested Director Counted in Quorum 3. A dir ector w h o h o ld s a di sc l osab l e int e r est in a co ntra ct o r transaction int o w hi c h the Co mp a n y ha s e nt e r e d o r proposes to e nter and who i s pr ese nt at the m eet in g of directors at w hi c h the co ntra c t or transaction i s co n s id e r , ! d for approval may be co unt e d in the qu o rum at the meeting w h et h e r o r n ot th e dir ec t or votes o n a n y or all of th e resolutions co n s id e r ed at th e m eet in g . Disclosure of Conflict of Interest or Property 4. A director or senio r officer w h o h o ld s a n y office or p osses es a n y prope1ty, right o r int e r es t th a t could r es ult , directly o r indir ect l y , in the c r eat i o n of a du ty or interest that m ate ri a ll y co nfli c t s with t h at indi vid ual ' s du ty o r int e r est as a director or se ni or office r , mu st disclose the nature a nd exte nt of the co nfli ct as required by the Act. Director Holding Other Office in the Company 5. A director may h o ld any office o r pl ace of profit w ith the Co mp any , ot h er than th e office of auditor of the Company , in addit i o n to his or her office of director for the period a nd on the term s (a s to remuneration or ot h erwi e) that the director may determine. No Disqualification I 7 . 6 No director or intended director i s disqualified by hi s or her office from co ntra cti n g w ith the Com p a n y e ith e r w ith r ega rd to the h o ldin g of any office o r pl ace of p rofit the director h o ld s w ith th e Co mpan y o r as ve nd o r , purchaser or ot h erw i se , a nd n o contract o r tran sact i on e nt ered in to b y o r on behalf of the Compa n y in w hi c h a director is in a n y way int erested i s li ab l e to be voided for that r eason. Professional Services by Director or Officer I 7 . 7 S ubj ect to the Act , a director or officer , o r a n y person in w hi c h a director or office r ha an int erest , m ay act in a professional ca p ac i ty for the Compa n y , except as a udit o r of the Co mp a n y , a nd the dir ector or of fi ce r or s u c h p erso n i s e ntitl ed to remuneration for pro fessio n a l services as i f that director or officer were n ot a director o r office r. Director or Officer in Other Corporations I 7 . 8 A director or officer m ay be or become a director , office r or emp l oyee of , or ot h erw i se int ereste d in , a n y p e r o n in w hi c h th e Co mpan y m ay be int e r este d as a s har e h o ld e r o r ot h e r wise , and , s ubj ect to th e Act , the director or officer i s n ot acco unt ab l e to the Co mp a n y fo r a n y r e mun eratio n or ot h e r b e nefit s received by him o r h er as director , officer o r emp l oyee of , o r from hi s or her interest in , suc h other person .

LE GAL_24557073 . 1 - 2 6 - PART 18 PROCEEDINGS OF DIRECTORS Meetings of Directors 1. Th e dir ec t o r s ma y me e t t oge th e r fo r th e co nduct o f bu s in ess , a dj o urn a nd o th e r w i se re g ul a te th e ir m ee tin gs as th ey think fit , a nd m ee tin g o f th e dir ec t o r s h e ld a t r eg ul a r int e r va l s m ay b e h e ld at th e pla ce , a t th e tim e a nd o n th e n o ti ce , i f a n y , a th e dir ec t o r s m ay fro m tim e to tim e d e t e rmin e. Voting at Meeting s 2. Qu es ti o n s a ri s in g at an y m ee tin g of dir ec t o r s a r e to be d ec id e d b y a m a j o rit y o f vo t es a nd, in th e ca se of an e quali ty o f vo t es, the c hair o f th e m ee tin g h as a sec ond o r cas tin g vo t e. Chair of Meetings 3. T h e fo ll ow in g indi v idu a l i s e ntitl e d t o pr e s id e as c h a ir a t a m ee tin g of dir ec t o r : (a) th e c h a ir of t h e b oa rd , if a n y; (b) in th e a b se n ce of the ch a ir o f th e b oa rd , th e pr es id e nt , if a n y , i f th e pr e s id e nt i s a dir ec t o r ; o r (c) a n y o th e r dir ec tor ch os en b y th e dir ec t o r i f : (i) n e ith e r th e ch a ir of th e b oa rd n o r th e pr es id e nt , i f a dir ec t o r , i s pr e s e nt a t th e m ee tin g w ithin 1 5 minut e s a ft e r th e tim e e t fo r h o ldin g th e m ee tin g; (ii) n e ith e r th e c hair of th e b oa rd n o r th e pr es id e nt , i f a dir ecto r , i s w illin g t o c h a ir th e m ee tin g ; o r (iii) th e c h a ir o f th e b oa rd a nd t h e pr e s id e nt , i f a dir ec t o r , h av e a d v i e d th e s ec r e t a r y, if a n y , o r a n y o th e r dir ec t o r , th a t th ey w ill n o t b e pr ese nt a t th e m eet in g . Meetings by Telephone or Other Communication s Medium 4. A dir ec t o r m ay participat e in a m ee tin g of th e dir ec t o r s o r o f an y co mmitt ee o f th e dir ec t o r s: (a) in p e r so n ; o r (b) b y t e l e ph o n e o r b y o ther c o mmuni ca ti o n s m e dium if all dir e ct o r parti c ip a tin g in th e m ee tin g , w h et h e r in p e r s o n o r b y t e l e ph o n e o r o th e r co mmuni ca ti o n s m e dium , a r e a bl e t o co mmuni ca t e w ith eac h oth e r. A dir ec t o r w h o p a rti c ip a t es in a m ee tin g in a m a nn e r co nt e mplat e d b y thi s † 18 .4 i s d ee m e d fo r a ll purpo ses o f th e A c t a nd th ese Arti c l es t o b e pr ese nt at th e m ee tin g and t o ha ve a g r ee d t o parti c ip a t e in th a t manner.

LE GAL_24557073 . 1 - 2 7 - Calling of Meetings l 8 . 5 A direct o r ma y, and the se cret ary o r a n ass i s tant sec r e t a r y of th e Co mp a n y , if a n y , o n th e r e que s t o f a dir e ct o r mu s t , call a m ee tin g of th e dir ec t o r s at a n y tim e. Notice of Meetings 6. O th e r th a n for m ee tin gs h e ld at r eg ul a r int e r va l s as d e t e rmin e d b y th e dir ec t o r s pur s u a n t t o † 18.1 , 48 h o ur s ' n o ti ce o r s u c h l esse r n o tic e as th e C h a irm a n in hi s di sc r e ti o n d e t e rmin es , act in g r eas onabl y, i s a ppropriat e in a n y unu s u a l c ircum s t a n ces of eac h m ee tin g of t h e dir ec t o r s , s p ec if y in g th e pl ace , d ay and tim e o f th a t m ee tin g mu s t b e g i ve n t o e a c h of th e dir ec t o r s b y a n y m e th od se t o ut in † 24. 1 o r o rall y o r b y t e l e phon e . When Notice Not Required 7. It i s not ne cessa r y t o g i ve no t i ce o f a m ee tin g of th e dir e c to r s t o a dir ec t o r i f: (a) th e m ee tin g i s t o b e h e ld imm e di ate l y fo ll ow in g a m ee tin g of s h a r e h o ld e r s at w hi c h th at dir ec t o r was e l ec t e d o r a pp o int e d , o r i s th e m ee tin g of th e dir ec t o r s a t w hi c h th a t dir ec t o r i s a pp o int e d ; o r (b) t h e dir ec t o r h as w a i ve d n o tic e o f th e m ee tin g. Meeting Valid Despite Failur e to Give Notice 8. Th e acc id e nt a l o mi ss i o n to g i ve n o ti ce of a n y m ee tin g o f dir ec t o r s t o , o r th e n o n - r ece ipt of a n y n ot i ce b y , a n y dir ec t or , d oes n o t in va lid a t e a n y p rocee din g s a t th a t m eet in g . Waiver of Notic e of Meetings 9. A n y dir ecto r m ay s e nd t o t h e Co mp a n y a d oc um e nt s i g n e d b y him o r h e r wa i v in g n o ti c e of a n y p as t , pr ese n t o r futur e m ee tin g o r m ee tin gs of t h e dir ec t o r s a nd ma y a t a n y t im e w ithdr aw th a t wa i ve r w ith r e s p ec t t o m ee tin g s h e ld a ft er th at w ithd rawa l. Af t e r se ndin g a wa i ve r w ith r e s pec t to a ll fu t ur e m ee tin gs a nd until th a t w a i ve r i s w ithd raw n , n o n o ti ce of a n y m ee tin g of th e dir ec t o r s n ee d b e g i ve n t o th a t dir ecto r a nd a ll m eet in g s of t h e dir ec t o r s so h e ld a r e d ee m e d n o t t o be imp ro p e rl y ca ll e d o r c o n s ti t u te d b y r easo n of n o ti ce n o t h av in g b ee n g i ve n t o s u c h dir ec t o r . Att e nd a n ce of a dir ec t or o r a lt e rn a t e dir ec t o r at a m ee tin g of th e dir ec t o r s i s a wa i ve r of n o ti ce of th e m eet in g unl e ss th at d ir ecto r o r alt e rn a t e dir ec t o r at te nd s th e m ee tin g fo r th e ex pr ess purp ose of o bj ec tin g t o th e tran sac ti o n of a n y bu s in ess o n th e gro und s t h a t t h e m ee tin g i s n o t l aw full y ca ll e d . Quorum 10. T h e qu o rum n ec,esa r y fo r th e t ra n sac tion o f th e bu s in ess of th e dir e ct o r s m ay b e se t b y th e dir ec t o r s a nd , i f n o t so se t , i s d ee m e d t o b e a maj o rit y of th e dire c t o r s o r , if th e numb e r o f dir ec t o r s i s se t at o n e , i s d ee m e d t o b e set a t o n e dir ecto r , a nd th a t dir ec t o r m ay co n s titut e a m ee tin g. Validity of Acts Wher e Appointment Defective 11. S ubj ec t t o th e Ac t , a n a c t o f a dir ec t o r o r offi c e r i s n o t in va lid m e r e l y b eca u s e of a n irr eg ularit y in th e e l ec ti o n o r a pp o i n tm e nt o r a d efect in th e qu a lifi ca ti o n o f th a t dir e ct o r o r of fi cer.

LE GAL_24557073 . 1 - 28 - Consent Resolutions in Writing 18.12 A r eso luti o n of th e direct o r s or of a n y co mmitt ee of the directors ma y b e passed w ith o ut a m ee tin g: (a) in a ll cases, if eac h of the directors e ntitl ed to vo t e o n th e r eso luti o n co n se nt s to it in writing; or (b) in the case of a re so lution to approve a contract o r transaction in r es p ec t of which a dir ecto r ha s di sclose d that h e o r s h e ha s o r m ay h ave a disclosable int e r est , if eac h of the o th e r director s who hav e not m a d e s uch a di sc l os ure co n se nt s in writing to the r eso luti o n . A consent in writing under thi s † 18 . 12 ma y be by s i g n e d document , fax, e mail or a n y ot h e r m et h od of transmitting l eg ibl y r ecor d e d m essages. A co n se nt in w ritin g m ay b e in two or mor e co unt er p a rt s w hi c h together are deemed to constitute one consent in writing. A r eso luti o n of the dir ecto r s o r of a n y co mmitt ee of the dir ecto r s pa sse d in accordance w ith this † 18 . 1 2 is effective o n th e d ate sta t ed in the co n se nt in writing o r on the lat es t dat e stated on any counterpart a nd i s d ee m e d to be a p rocee din g at a m eet in g of dir ec t o r s or of the co mmitt ee of the dir ecto r s a nd to b e as va lid and effect i ve as if it h ad been passed at a m ee tin g of the directors or of the committee of the dir ecto r s that sat i s fi es a ll the requirements of the Act and all the r eq uir eme nt s of th ese A t t i c l es r e latin g to m eet in gs of the dir ecto r s o r of a co mmitt ee of th e dir ec t o r s. PART 19 EXECUTIVE AND OTHER COMMITTEES Appointment and Powers of Executive Committee 1. The dir ecto r s may, by resolution , a pp o int a n exec uti ve co mmi ttee co n s i st in g of the dir ecto r or dir ectors that th ey co n s id e r appropriate , a nd this co mmitt ee h as, durin g the int erva l s between m eet in gs of the b oard of dir ecto r s , a ll of the dir ecto r s' power s , exce pt: (a) the p ower to fill vacancies in t h e board of directors ; (b) the power to remove a director; (c) the p owe r to c h a n ge th e membership of, or fill vacancies in , any committee of the dir ectors; a nd (d) s u c h ot h e r powers , if a n y , as ma y b e set o ut in th e resolution or a n y s ub seq u e nt directors ' r eso luti o n . Appointment and Power s of Other Committees 2. Th e dir ec t ors m ay, by resolution: (a) appoint one or more committees (ot h e r t han the executive committee) consisting of th e direct o r or dir ecto r s th at they consider appropriate; • (b) del egate to a co mmitt ee appointed und e r † (a) any of th e dir ectors' powers, except:

LE GAL_24557073 . 1 - 29 - (i) th e pow e r t o fill v aca n c i es in t h e b oa rd of dir ecto r s; ( ii ) th e p owe r to re m ove a dir ecto r ; (c ) (iii) th e p owe r t o c h a n ge t h e m e mb e r s hip o f , o r fill vaca n c i es in , a n y co mmitt ee of th e dir ec tor s; a nd (iv) th e p owe r t o a pp o int o r r e m ove of fi ce r s a pp o int e d b y th e dir ec t o r s ; a nd m a k e an y d e l egat i o n r efe rr e d t o in † ( b ) s ubj ec t t o th e co ndi t i o n s set o ut in th e r eso luti o n o r a n y s ub se qu e nt dir ecto r s' r eso luti o n . Obligations of Committees 3. A n y co mmitt ee a pp o in te d und e r † 1 9. 1 o r † 1 9.2 , in th e exe r c i se of t h e p owe r s d e l ega t e d t o it , mu s t: (a) co n fo rm t o a n y rul es t h at m ay fr o m tim e t o tim e b e imp ose d o n it b y th e dir ec t o r s; a nd (b) r e p o 1 t eve r y act o r thin g d o n e in exe r c i se o f t h ose p owe r s at s u c h tim es as t h e dir ec t o r s m ay r e quir e. Pow e r s of Board 4. Th e dir ec t o r s m ay, a t a n y tim e, w i t h r es p ec t to a co mmitt ee a pp o int e d und e r † 1 9. 1 o r † 19 .2: (a) r evo k e o r a l te r t h e a uth o ri ty g i ve n t o th e co mmitt ee , o r ove rrid e a d ec i s i o n m a d e b y th e co mmitt ee , exce pt as to acts d o n e b efo r e s u c h r evoca ti o n , a lt era ti o n o r ove rridin g; (b) t e rmin a t e t h e a pp o in t m e n t of , o r c h a n ge th e m e mb e r s hip o f , th e co mmi ttee; a n d (c) fill vaca n c i es in t h e co mmi ttee . Committee Meeting s 5. S ubj ec t t o † 1 9.3(a) a nd unl ess th e dir ec t o r s o th e r w i se p rov id e in th e r eso lu t i o n a pp o intin g th e co mmitt ee o r in a n y s ub se qu e nt r eso lu t i o n , w ith r es p ect to a co mmitt ee a pp o int e d und er † 19 . 1 o r † 1 9.2: (a) th e co mmi ttee m ay m ee t a nd a dj o urn as i t t hink s p ro p e r ; (b) t h e co mmitt ee m ay e l ec t a c h a ir o f it s m ee tin gs but , i f n o c hair of a m eet in g i s e l ec t e d , o r if a t a m eet in g th e c h a ir of th e m ee tin g i s n o t pr ese nt within 1 5 minut es afte r th e tim e se t fo r h o ldin g th e m ee tin g , th e dir ec t o r s pr ese nt w h o ar e m e mb e r s o f th e co mmitt ee m ay c h oose o n e of th e ir numb e r t o c h a ir th e m ee tin g; (c) a m a j o ri ty o f th e m e mb e r s of th e co mmitt ee co n s titut es a qu o rum o f th e co mmitt ee ; a nd (d) qu es ti o n s a ri s in g a t a n y m ee tin g of th e co mmitt ee a r e d e t e rmin e d b y a m a j o ri ty of vo t es of th e m e mb e r s pr ese n t , a nd in case of a n e qu a lit y of votes , th e c h a i r of t h e m ee tin g d oes n ot h ave a seco nd o r cas tin g vo t e .

LE GA L _24557073 . 1 - 3 0 - PART20 OFFICERS Directors Ma y Appoint Officer s 1. Th e dir ec t o r s m ay , fr o m tim e t o tim e , a pp o int s u c h o ffi ce r s , if a n y , as th e dir ec t o r s d e termin e a nd th e dir ec t o r s m ay , r . t a n y tim e , te rmin a t e a n y s u c h a pp o intm e nt. Functions , Duties and Powers of Officers 2. Th e dir ec t o r s m ay , for e a c h o ffi ce r : (a) d e t e rmin e th e fun c ti o n s a nd duti es of th e o ffi ce r ; (b) e ntru s t t o and co nfer o n th e of fi ce r a n y o f th e p owe r s exe r c i sa bl e b y th e dir ec t o r s o n s u c h t e rm s a nd co nditi o n s a nd w ith s u c h r es tri c ti o n s as th e dir ec t o r s t hink fi t ; a nd (c) r evo k e, withdraw , a lt e r or va r y a ll o r an y o f th e fun c ti o n s , duti es a nd p owe r s o f th e o ffi ce r. Qualifications 3. N o p e r so n m ay b e a pp o int e d as a n of fi ce r unl ess th a t p e r so n i s qu a lifi e d in acco rd a n ce w ith th e A c t. O n e p e r so n m ay h o ld m o r e t h a n o n e p os iti o n as a n of fi ce r of t h e Co mp a n y . A n y p e r so n a pp o int e d a s th e c h a ir of th e b oa rd o r a s a m a n ag in g dir ec t o r mu s t b e a dir ec t o r. A n y o th e r o ffi ce r n ee d n o t b e a dir ec t o r. Remuneration and Terms of Appointment 4. A ll a pp o intm e nt s o f o ffi ce r s a r e t o b e m a d e o n th e t e rm s a nd co nditi o n s a nd a t th e r e mun e rati o n (w h e th e r b y way of sa l a r y , fee , co mmi ss i o n , p a rti c ip a ti o n in p ro fit s o r o th e r w i se) th a t th e dir ec t o r s t hink s fit a nd a r e s ubj ec t t o t e rmin a ti o n a t th e pl eas ur e of th e dir ec t o r s , a nd a n office r m ay in a dditi o n t o s uch r e mun era ti o n b e e ntitl e d t o r ece i ve , a ft e r h e o r s h e cea s es t o h o ld s u c h of fi ce o r l eaves th e e mpl oy m e nt o f t h e Co mp a n y , a p e n s i o n o r g ratui ty . PART 21 INDEMNIFICATION Definitions 21.1 In thi s P a rt 2 1 : (a) " eligible party ", in re l a ti o n t o a co mp a n y , m ea n s an indi v idual w h o : (i) i s o r was a dir ec t o r , a lt e rn ate dir e ctor or o ffic e r o f th e Co mp a n y ; (ii) i s o r w as a dir e ctor , a lt e rnat e dir ec tor o r o ffi ce r o f an o th e r co rp o r a ti o n (A) a : a tim e w h e n th e co rp o rati o n i s o r was an affili a te o f th e Co mp a n y , o r

LE GA L _24557073 . 1 - 3 I - ( B ) a t th e r e qu est o f th e Co mp a n y ; o r ( iii ) a t th e r e qu es t o f th e Co mp a n y , i s o r w as , o r h o ld s o r h e ld a p os iti o n e qui va l e nt t o th a t o f , a dir ec t o r , a lt e rn a t e dir ec t o r o r o ffi ce r o f a p a rtn e r s hip , tru s t , j o int ve ntur e o r o th e r unin co rp o rat e d e ntit y ; and includ es , exce pt in th e d e finiti o n o f " e li g ibl e pro cee din g ", a nd † 16 3( I )(c) a nd ( d ) a nd † 16 5 of th e A c t , th e h e ir s a nd p e r so nal o r o th e r l ega l r e pr ese nt a ti ves o f th a t indi v idu a l ; (b) " eligible penalty " m ea n s a jud g m e nt , p e n a l ty o r fin e awa rd e d o r imp ose d in , o r a n a mount paid in se ttl e m e nt o f , a n e li g ibl e pr ocee din g; (c) " eligible proceeding " m e an s a p rocee din g in w hi c h an e li g ibl e p a r ty o r a n y of th e h e ir s a nd p e r so nal o r o th e r l ega l r e pr ese nt a ti ves o f th e e li g ibl e p a r ty , b y r easo n o f th e e li g ibl e p a r ty b e in g o r h av in g b ee n a dir ec t or , a lt e rn a t e dir ec t o r o r of fi ce r of , o r h o ldin g o r h av in g h e ld a p os iti o n e qui va l e nt t o th a t of a dir ecto r , a lt e rn a t e dir ecto r o r o ffi ce r of , th e Co mp a n y o r a n assoc iat e d co rp ora ti o n (i) i s o r ma y b e j o in e d a s a p arty ; o r (ii) i s o r ma y b e li a bl e fo r o r in r es p ec t o f a jud g m e nt , p e n a lt y o r fin e in , o r ex p e n se s r e l a t e d t o , th e p rocee din g ; (d) " e x pen s e s " h as th e m ea nin g se t o ut in th e Ac t a nd in c lud es costs , c h a r g es a nd ex p e n s es , in c ludin g l ega l a nd o th e r fees , but d oes n o t in c lud e jud g m e nt s , p e n a lti es , fin es o r a m o unt s p a id in se ttl e m e n t of a pr ocee din g; a nd (e) " proceeding " in c lud es a n y l ega l p rocee din g o r in ves ti ga ti ve act i o n , w h e th e r c urr e nt , t hr ea t e n e d , p e ndin g o r co mpl ete d . Mandatory Indemnification of Eligible Parties 2. S ubj ec t t o th e Ac t, th e Co mp a n y mu s t ind e mni fy eac h e li g ibl e p arty a nd t h e h e ir s a nd l ega l p e r so n a l r e pr ese nt a ti ves of eac h e li g ibl e p a rt y aga in st a ll e li g ibl e p e n a lti es to w hi c h s u c h p erso n is o r m ay b e li a bl e , a nd t h e Co mp a n y mu s t , a ft e r th e fin a l di s p os i t i o n of a n e li g ibl e p rocee din g , p ay th e ex p e n ses a ctu a ll y a nd r easo n a bl y incurr e d b y s u c h p e r so n in r es p ec t of th a t p rocee din g. Eac h e li g ibl e party i s d ee m e d t o h ave co nt rac t e d w ith th e Co mp a n y o n t h e te rm s o f th e ind e mnit y co nt a in e d in thi s † 2 1 .2 . Indemnification of Other Persons 3. S ubj ec t t o a n y r es tri c ti o n s in th e Ac t , th e Co mp a n y m ay ag r ee t o ind e mnif y a nd m ay ind e mni fy an y p e r s on ( in c ludin g a n eli g ibl e par ty) aga in s t e li g ible penaltie s a nd pa y ex p e n ses in c urr e d in co nn ec ti o n w ith th e p e r fo rm a n ce of se r v i ces b y th a t p e r so n for the Co mp a n y. Authority to Advance Expen s es 4. T h e Co mpan y m ay ad va n ce ex p e n ses t o a n e li g ibl e party t o th e ex t e nt p e rmitt e d by a nd in ac co rd a nc e w ith th e Ac t.

LE GA L _24557073 . 1 - 32 - Non - Compliance with Act 5. S ubj ec t t o th e A c t , th e failur e of a n e li gi bl e p a r ty o f th e Co mp a n y to co mpl y w ith t h e Ac t o r th ese Arti c l es o r , i f a ppli ca bl e, a n y fo rm e r Co mp a n ies Act o r fo rm er A r t i c l es d oes n o t , of it se l f, in va lid a t e a n y ind e mni ty t o w hi c h h e o r s h e i s e ntitl e d und e r t hi s P a rt 2 1 . Compan y Ma y Purcha se In s urance 6. Th e Co mp a n y m ay pur c h ase a nd m a in ta in in s u ra n ce fo r th e b e n e fit of a n y e li g ibl e p a r ty (o r th e h e i rs o r l ega l p e r so n a l r e pr ese nt a ti ves of a n y e li g ibl e par ty) aga in s t a n y Ii a bilit y in c urr e d b y a n y e li g ibl e p a r ty . PART22 DIVIDENDS Pa y ment of Di v idend s Subject to Special Ri g hts 1. T h e p rov i s i o n s of thi s P a t t 22 a r e s ubj ect to th e ri g h ts , i f a n y, of s h a r e h o ld e r s h o l d in g s h a r es w ith s p ec i a l ri g ht s as t o di v id e nd s . Declaration of Dividend s 2. S ubj ec t t o th e Act , th e dir ec t o r s m ay fr o m tim e t o t im e d ec l a r e a nd a uth o ri ze p ay m e n t o f s u c h di v id e nd s as t h ey m ay d ee m a d v i sa bl e. No Notic e Requir e d 3. T h e dir ec t o r s n ee d n ot g i ve n o ti ce to a n y s h a r e h o ld e r of a n y d ec l arat i on und e r † 22.2 . R e cord Date 4. T h e dir ec t o r s mu st set a d a t e as th e r eco rd d ate fo r th e purp ose of d ete rminin g s h a r e h o ld e r s e n t i t l e d t o r ece i ve p ay m e nt of a di v id e nd. T h e r eco rd d ate mu st n o t pr ece d e t h e d a t e o n w hich th e di v id e nd i s t o b e p a id b y m o r e th a n two m o nth s . Mann e r of Pa y ing Divid e nd 5. A r eso luti o n d e cl a rin g a di v id e nd m ay dir ec t p ay m e nt o f th e di v id e nd w h o ll y o r p a r t l y in m o n ey o r b y th e di s tribu t i o n of s p ec ifi c asse t s o r of fu ll y pa id s h a r es o r of b o nd s , d ebe ntur es o r ot h e r sec uriti es of t h e Co mp a n y o r a n y ot h e r co rp o rati o n , o r in a n y o n e o r m o r e of th ose ways. Settlement of Difficulties 6. I f a n y diffi c ul ty ar i ses in r ega rd t o a di st ributi o n u nd e r † 22.5, t h e dir ecto r s m ay se ttl e th e di f fi c ul ty as th ey d ee m a d v i sa bl e, a nd , in p a rti c ul a r , m ay: (a) se t t h e va lu e fo r di s tri b uti o n of s p ec ifi c asse t s ;

LE GA L _24557073 . 1 - 33 - (b) d ete rmin e that m o n ey in s ub s tituti o n for a ll o r a n y p a r t of th e s p ec ifi c a ss et s to w hi c h a n y s h a r e h o ld e r s a r e e ntitl e d m ay b e paid t o an y s h are h o ld e r s o n th e b as i s of t h e va lu e so fi xe d in o rd e r t o a dju s t t h e ri g ht s o f all p a rti es; and (c) ves t a n y s u c h s p ec ifi c a sse t s in tru s t ees fo r t h e p e r so n s e nti t l e d t o th e di v id e nd . When Dividend Pa y able 7. A n y di v id e nd m ay b e m a de p aya bl e o n s u c h d a t e as i s fi xe d by th e dir ec t o r s . Dividends to be Paid in Accordance with Number of Shares 8. A ll di v id e nd s o n s har es o f a n y cl ass o r se ri es o f s h a r es mu s t b e d ec l a r e d a nd pa id acco rdin g t o th e numb e r o f s u c h s h ares h e ld . Receipt b y Joint Shareholders 9. If severa l p e r so n s a r e j o int s har e h o ld e r s of a n y s h a r e , a n y o n e o f th e m m ay g i ve a n e ff ec ti ve r ecei pt fo r a n y di v id e nd , b o nu s o r o th e r m o n ey p aya bl e in r es p ec t of th e s h a r e . Dividend Bears No Interest 10. N o di v id e nd b ea r s in te r es t ag ain s t th e Co mp a n y . Fractional Dividends 11. If a di v id e nd t o w hi c h a s h a r e h o ld e r i s e nti t l e d in c lud es a fr ac t io n of t h e s m a ll es t m o n e t ary unit of t h e c urr e n cy of th e di v id e nd , th a t fr a c ti o n m ay b e di s r egar d e d in m a kin g p ay m e nt of th e di v id e nd a nd t h a t p ay m e nt r e pr ese nt s full p ay m e nt of th e di v id e nd. Pa y ment of Dividend s 12. A n y di v id e nd or o th e r d is tr i buti o n p aya bl e in m o n ey in r es p ec t of s h a r e s m ay b e p a id b y c h e qu e , m a d e p aya bl e t o th e o rd e r of th e p e r so n t o w h o m it i s se nt , a nd m a il e d t o t h e r eg i t e r e d a ddr e of th e s h a r e h o ld e r , o r in th e case of j o int s h a r e h o ld e r s , t o th e r eg i s t e r e d a ddr ess of t h e j o int s h a r e h o l de r w h o i s fir st n a m e d o n th e ce nt ra l sec uri t i es r eg i s t e r , o r t o th e p e r so n and t o th e a ddr e s th e s h a r e h o ld e r o r j o in t s h a r e h o ld ers m ay dir ec t in w ritin g . Th e m a iIin g of s u c h c h e qu e w ill , t o th e exte nt of th e s um r e pr ese nt e d b y th e c h e qu e ( plu s th e a m o unt of th e t ax r e quir e d b y l aw t o b e d e du c t e d ) , di sc h a r ge a ll li a bili ty fo r t h e di v id e nd unl ess s u c h c h e qu e i s n o t p a id o n pr ese ntati o n o r th e a m o unt of t ax so d e du c t e d i s n o t p a id t o t h e a pp ro pri a t e t ax in g a uth or i ty. Capitalization of Retained Earnings or Surplus 13. N o t w ith s t a ndin g a n yt hin g co nt a in e d in th ese A rti c l es , th e dir ec t o r s m ay fr o m tim e t o tim e ca pit a li ze a n y r e t a in e d e arnin gs o r s urplu s of th e Co mp a n y a nd m ay fro m tim e t o t im e i ss u e , a s full y p a id , s h a r es o r a n y b o nd s , d e b e ntur es o r o th e r sec uriti es of th e Co mp a n y as a di v id e nd re pr e s e n t in g th e r e t a in e d ea rnin gs o r s urplu s so ca pit a li ze d o r a n y p a r t th e r eof .

L EG A L_2 4 557073 . 1 - 34 - PART23 ACCOUNTING RECORDS AND AUDITOR Recording of Financial Affairs 1. The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Act. Inspection of Accounting Records 2. Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company. PART24 NOTICES Method of Giving Notice 1. Unless the Act or these Atticles provide otherwise, a n o ti ce , statement, report or other record required or permitted by the Act or these A rti c l es to be sent by or to a person may be sent by: (a) mail addressed to the person at the applicable address for that p e r so n as follows: (i) for a record mailed to a s h a r e h o ld e r , the shareholder's r eg i s t e r e d address; (ii) for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the r eco rd s kept by the Company or the m a ilin g address provided b y the recipient for the sending of that record or r eco rd s of that class; (iii) in any other case, the mailing address of the intended r ec ipi e nt ; (b) delivery at the applicable address for that person as follows, addressed to the person: (i) for a record delivered to a s h a r e h o ld e r , the shareholder's r eg i ste r e d address; (ii) for a record delivered to a director or officer, the prescribed address for delivery s h ow n for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class; (iii) in any other case, the delivery address of the intended r ec ipi e nt ; (c) se ndin g the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that c l ass ; (d) sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class; (e) physical delivery to the intended recipient.

L EG A L_2 4 557073 . 1 - 35 - Deemed Receipt of Mailing 2. A n o ti ce, s t a t e m en t , report o r o th e r r eco rd that i s: (a) m a iled to a p e r so n by ordinar y m a il t o th e appli c abl e a ddr ess fo r th a t p e r so n r e f e rr e d t o in † 24 . 1 i s d ee m e d t o b e r e c e iv e d b y th e p e r so n t o w h o m it was m a il e d o n th e d ay (Sa turd ays , S und ays a nd h o lid ays exce pt e d ) foll ow in g th e d a t e of m a ilin g; (b) faxe d to a p e r so n t o the fax numb e r p rov id e d b y th a t p e r so n r efer r e d t o in † 24. 1 i s d ee m e d t o b e r ece i ve d b y th e per so n t o w h o m i t was faxe d o n th e d ay i t was faxe d ; a nd (c) e m a il e d t o a p e r so n t o th e e - m a il a ddr ess p rov id e d b y th a t p e r so n r efe rr e d t o in † 24 .11 s d ee m e d t o b e r e c e i ve d b y th e p e r so n t o w h o m it was e - m a il e d o n th e d ay th at i t was e m a il e d . Certificate of Sending 3. A ce rtifi ca t e s i g n e d b y th e sec r e t a r y , i f a n y , o r o th e r of fi ce r o f th e Co mp a n y o r of a n y o th e r co rp o ra t i o n ac tin g in t h a t ca p ac i ty o n b e h a l f of t h e Co mp a n y s t a tin g th at a n ot i ce , sta t e m e n t , r e p o r t or o th e r reco rd was se nt in acco rd a n ce w ith † 24. 1 i s co n c lu s i ve ev id e n ce of th a t fact. Notice to Joint S hareholder s 4. A n o ti ce , s t ate m e nt , r e p o rt o r ot h e r r eco rd m ay b e p rov id e d b y t h e Co mp a n y t o th e j o int s h a r e h o ld e r s of a s h a r e b y pro v idi ng s u c h r eco rd to t h e j o int s h a r e h o ld e r fir s t n a m e d in th e ce nt ra l sec uriti es r eg i s t e r in r es p ec t of th e s h a r e . Notice to Legal Personal Representatives and Tru s tees 5. A n o ti ce , s t a t e m e n t , r e p o r t o r ot h er r eco rd m ay b e p rov id e d b y t h e Co mp a n y t o th e p e r so n s e ntitl e d t o a s h a r e in co n se qu e n ce o f th e d ea th , b a nkrupt cy o r in ca p ac it y of a s h a r e h o ld e r b y: (a) m a ilin g t h e r eco rd , a dd resse d to th e m : (i) b y n a m e , b y th e titl e of t h e l ega l p e r so n a l r e pr ese nt a ti ve of t h e d ecease d o r in ca pa c it a t e d s h a r e h o ld e r , b y th e titl e of tru s t ee of th e b a nkrupt s h a r e h o ld e r o r b y a n y s imil a r d esc ripti o n ; a nd (ii) a t th e a ddr ess , i f a n y, uppli e d t o th e Co mp a n y fo r t h at purp ose b y th e p e r so n c l a imin g t o b e so e nti t l e d ; o r (b) i f a n a ddr ess r efe rr e d t o in † (a)( ii ) h as n o t b ee n s uppli e d t o th e Co mp a n y , b y g i v in g t h e n o ti ce in a m a nn e r in w hi c h i t mi g h t h ave b ee n g i ve n if t h e d eat h , b a nkrupt cy o r in ca p a cit y h a d n o t occ urr e d . Undelivered Notices 6. I f o n t wo co n sec u t i ve occas i o n s, a n o ti ce , s t a t e m e nt , r e p o rt o r o th e r r eco rd i s se nt t o a s h a r e h o ld e r pur s u a nt t o † 24 . 1 a nd o n eac h of th ose occas i o n s a n y s u c h r ecor d i s r e turn e d b eca u se th e s h a r e h o ld e r ca nn o t b e l oca t e d , th e Co mp a n y s h a ll n o t b e r e quir e d t o se nd a n y furth e r r eco rd s t o th e s h a r e h o ld e r until t h e s h a r e h o ld er in for m s th e Co mp a n y in w ri t in g of h is o r h e r n ew ad dr ess.

- 36 - PART25 SEAL Who May Attest Seal 1. Except as provided in † 25.2 and † 25.3, the Co mpan y ' s sea l , if any, must not be impressed on any record except when that impression is attested by the signatures of: (a) any two dir ec t o r s ; (b) any officer, together with any dir ecto r ; (c) if the Company only has one dir ecto r , that dir ector ; or (d) any one or more directors or officers or persons as may be determined by the directors. Seali n g Copies 2. For the purpose of certifying under seal a ce11ificate of incumbency of the directors or officers of the Company or a true copy of any reso lu tion or other d oc um e nt , despite † 25 . 1 , the impr e s s i o n of the sea l may be attested by the signature of any director or of fic e r or the signature of any other person as may be determined by the directors. Mechanical Reproduction of Sea l 3. The directors may authorize the seal to be impressed by third parties on hare certificate or b o nd s , debenture or other ecurities of the Company as they may determ in e appropriate from time to time. To enable the seal to be impressed on any share ce11ificates or b o nd s , debentures or other s ec uriti es of the Co mpan y , whether in definitive or interim form, on which facsimi l es of any of the i g n at ur e , of the directors or officers of the Company a r e , in accordance with the Act or these A 1 1 i c l e s , printed or otherwise mechanically reproduced , there may be delivered to t h e person employed to engrave, li thograph or print such defin i tive or interim share certificates or bonds , debentures or other ecuritie one or more un - mounted dies reproducing the sea l and such persons as are authorized under † 25.1 to attest the Company's seal may in writ in g authorize such person to cause the sea l to be impressed on such defi n itive or interim hare ce11ificates or bonds , debentures or other securities by the use of such dies. Share ce11ificates or bonds , debentures or other securities to which the seal ha been so impressed are for a ll purposes deemed to be under and to bear the sea l impressed on them. Amended and Restated Date: October 29, 2015 LEGAL _ 24557 0 73 . l

LEGAL_24 557073 . 1 - 37 - New Part 26 added by shareholders ' annual general and special meeting held on March 27 , 2018 and a Notice of Alte r ation filed with the BC Registries on April 9 , 2018 at 11 : 11 AM Pacific Time . PART 26 SPECIAL RIGHTS AND RESTRICTIONS OF THE PREFERRED SHARES Preferred Shares issuable in series 26 . 1 The Preferr e d Shares ma y include o n e o r more series and, s ubj ect t o th e Bu s in ess Co rp oratio n s Act , the dir ecto r s m ay, b y r eso luti o n , if n o n e of the s h a r es of any patti c ul a r se rie s are i ss u e d , alter th e Articles of th e Co mp a n y and authorize the alteration of th e ot i ce of Articles of the Co mpan y , as th e case m ay be , to d o one o r m ore of the fo ll ow in g : (a) det e rmin e the maximum numb e r of s har es of that se rie s th at th e Co mpan y i s authorized to i ss u e , determine that there i s no s uch maximum number , o r a l ter an y s u c h det er min a ti o n ; ( b ) create an id e nti fy in g n a m e for th e s h a r es of that se ri es , o r a lt e r any s uch id e nti fy in g n a m e ; a nd (c) attach s p ec ial ri g ht s o r r est ricti o n s t o th e s hare s of th at se ri es , in c ludin g , but without limitin g o r r es tri c tin g the ge n era li ty of the foregoing , th e r ate o r a m o unt of di v id e nd s (whether c umulati ve , n o n - c umul a ti ve or p art iall y c umul a ti ve) , the dat es a nd pla ces of pa y m e nt t h e reof , the consideration for , a nd th e term and conditions of , a n y pur c h ase for ca nc e llati o n or r e demption th e r eof (includ in g r e d e mpti o n after a fix e d t e rm or at a pr e mium) , co nver s i o n o r exc han ge rights , the term s and conditions o f any s har e pur c h ase pl a n o r s inkin g fund , r es tri ct i o n s r es pe ct in g p ay m e nt of dividends o n , o r the r e p ay m e nt of car : it a l in re p ect of , a n y ot h e r s h a r e of the Co mp a n y a nd vo tin g ri g ht s a nd r e trictions ; o r a lt er a n y s u c h s p ec i a l ri g ht s o r restriction s ; but n o s uch s pecial ri g ht s o r r estr i c ti o n s h a ll co ntra ve n e any ot h er provi s i o n of thi s Part 26 . Dissolution or Winding up 26 . 2 The hold ers of Pr eferre d S h a r es s h a ll be e ntitl e d , o n th e liquidati o n o r di sso lu tion of the Co mpan y, w h et h e r vo luntar y o r in vo lun tary , o r o n any other di tributi o n of it s assets a m o n g it s s har e h o ld e r s fo r th e purp ose of winding up it s affa ir s , t o r ece iv e , b efo r e a n y di s tribution i s m ade to th e h o ld e r s of co mmon s h a r es o r any ot h er s h a r es of the Co mp a n y r a nkin g junior to the Pr efe rr e d Shares with r es p ect to th e r epay m e nt of capital o n the liquid at i o n o r di sso luti o n of the Co mp a n y , w h et h e r vo lunt ary o r in vo lun ta r y , o r o n a n y ot h e r distribution of it s assets a m o n g it s s h a r e h o ld e r s fo r the purp ose of w indin g up it s affairs , the a m o unt p a id up w ith respect to eac h Pr efer r e d S h are h e ld b y th em , together w ith the fixed premium ( if a n y) thereon . all acc ru e d and unp a id cumulative di v idend s ( i f a n y and if pr efe r e nti a l ) th e r eo n , w hich fo r s u c h purpo se s hall b e ca lculated as if s uch divid e nd s were accruing o n a d ay - t o - da y ba s i s up t o th e dat e of s uch di st ributi o n , whether o r not ea rn e d o r d ec lar e d , a nd a ll declar e d and unpaid n o n cumu l ative di v id e nd s (if any and if pr efe r e ntial ) thereon . After pa y m e nt to the h o lder s of the Pr efe rr e d S h a r es of t h e a m o unt s so pa ya bl e to them , they s h a ll n ot , as s u c h , b e e ntitl e d to s h are in any furth er distribution of th e prop e r ty o r as ets of th e Co mp a n y, exce pt as s p ec ifi ca ll y provid e d in the s p ec ial ri g ht s and r es triction s attached to any patticular se ri es . All asse t s remainin g after payment t o the h o ld e r s of Pr efe rr e d Shares as aforesaid s h a ll be di s tribut e d rateably among the h o ld e 1 s of the co mm o n s h a r e .

LEGAL_24557073 . 1 - 38 - Voting Right 26 . 3 Except for such rights relating to the election of directors on a default in payment of dividends as may be attached to any series of the Preferred Shares by the directors or in connection with convertible preferred shares, holders of Preferred Shares shall not be entitled, as such, to receive notice of, or to attend or vote at, any general meeting of shareholders of the Company .

319406.00024/309667490.3 PART 27 SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO THE SERIES A - 1 CONVERTIBLE PREFERRED SHARES The Series A - 1 Convertible Preferred Shares (the “A - 1 Preferred Shares”) of the Company shall have the rights and restrictions set forth below. 27.1 Definitions. For the purposes of this Section 27, the following terms shall have the following meanings: “ A - 1 Holder ” shall mean, from time to time, a registered holder of an outstanding A - 1 Preferred Share as set out on the central securities register of the Company. “ A - 1 Preferred Shares ” shall have the meaning set forth above. “ Affiliate ” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the United States Securities Act of 1933 , as amended, and the rules and regulations promulgated thereunder . “ Alternate Consideratio n” shall have the meaning set forth in Section 27.7(b). “ Attribution Parties ” shall have the meaning set forth in Section 27.6(c). “ BCBCA ” means the Business Corporations Act (British Columbia), as amended from time to time. “ Beneficial Ownership Limitation ” shall have the meaning set forth in Section 27.6(c). “ Business Da y” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in Canada or any day on which banking institutions in the Province of Ontario are authorized or required by law or other governmental action to close . “ Common Shares ” means the Company’s common shares, no par value, and stock of any other class of securities into which such securities may hereafter be reclassified or changed . “ Conversion Amount ” means, with respect to any A - 1 Preferred Share to be converted, the sum of (a) the Stated Value of such A - 1 Preferred Share, (b) a return equal to 10 % of the Stated Value per annum from the Original Issue Date of such A - 1 Preferred Share ; and (c) all other amounts due in respect of such A - 1 Preferred Share . “ Conversion Date ” shall have the meaning set forth in Section 27 . 6 (a) . “ Conversion Pric e” means US $ 3 . 445 per Common Share . Part 27 deleted in its entirety and replaced with this Part 27 Approved by Directors: October 30, 2024 Effective : October 30, 2024

319406.00024/309667490.3 - 2 - “ Conversion Shares ” means, collectively, the Common Shares issuable upon conversion of the A - 1 Preferred Shares in accordance with the terms hereof . “ Distribution ” shall have the meaning set forth in Section 27.3. “ Exchange Act ” means the Securities Exchange Act of 1934 , as amended, and the rules and regulations promulgated thereunder . “ Fundamental Transaction ” shall have the meaning set forth in Section 27.7(b). “ Junior Securities ” shall have the meaning set forth in Section 27 . 227 . 2 (b) . “ Liquidation ” shall have the meaning set forth in Section 27 . 5 (a) . “ Liquidation Amount ” means, with respect to any A - 1 Preferred Share, the sum of (a) the Stated Value of such A - 1 Preferred Share, (b) a return equal to 10 % of the Stated Value per annum from the Original Issue Date of such A - 1 Preferred Share ; and (c) all other amounts due in respect of such A - 1 Preferred Share . “ Notice of Conversion ” shall have the meaning set forth in Section 27 . 6 (a) and be substantially in the form set forth in Schedule 27 . 6 (a) . “ Optional Redemption ” shall have the meaning set forth in Section 27.8(a). “ Optional Redemption Amount ” means, with respect to any A - 1 Preferred Share, the sum of (a) the Stated Value of such A - 1 Preferred Share, (b) a return equal to 10 % of the Stated Value per annum from the Original Issue Date of such A - 1 Preferred Share ; and (c) all other amounts due in respect of such A - 1 Preferred Share . “ Optional Redemption Date ” shall have the meaning set forth in Section 27 . 8 (a) . “ Optional Redemption Notice Date ” shall have the meaning set forth in Section 27 . 8 (a) . “ Original Issue Date ” means, with respect to any A - 1 Preferred Share, the date of the first issuance of such A - 1 Preferred Share regardless of the number of transfers of any particular A - 1 Preferred Share and regardless of the number of certificates, if any, or other evidence which may be issued to represent such A - 1 Preferred Share . “ Person ” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind . “ Stated Value ” shall have the meaning set forth in Section 27 . 2 (a) . “ Successor Entity ” shall have the meaning set forth in Section 27 . 7 (b) . “ Trading Day ” means a day on which the principal Trading Market is open for business.

319406.00024/309667490.3 - 3 - “ Trading Market ” means the Nasdaq Capital Market (or any of its successors, or any other stock exchange or over - the - counter securities trading market on which the Common Shares may be listed or quoted for trading where the majority of trading occurs, from time to time) . “ Transfer Agent ” means Computershare Investor Services Inc . , the current transfer agent of the Company with a mailing address of 100 University Avenue, 8 th Floor, Toronto, Ontario M 5 J 2 Y 1 Canada and phone number of + 1 (800) 564 - 6253 , and any successor thereto . “ US $ ” means the lawful currency of the United States . 27.2 Designation, Number, Par Value and Rank. (a) The series of preferred shares shall be designated as Series A - 1 Convertible Preferred Shares and the number of shares of such series so designated shall be 500 A - 1 Preferred Shares, which shall not be subject to increase without the written consent of all of the A - 1 Holders . Each A - 1 Preferred Share shall have no par value and a stated value equal to US $ 10 , 000 (the “ Stated Value ”) . The A - 1 Preferred Shares shall be issued and maintained as uncertificated securities on the books and records of the Company . (b) The A - 1 Preferred Shares rank, with respect to redemption payments, rights (including as to the distribution of assets) upon liquidation, dissolution or winding - up of the Company, or otherwise, senior in preference and priority to the Common Shares and each other class or series of shares (collectively with the Common Shares, the “ Junior Securities ”), provided, however that no series of preferred shares of the Company shall have a priority in respect of return of capital (whether on dissolution of the Company or on the occurrence of any other event that entitles holders of shares of a series of preferred shares to a return of capital) over any other series of preferred shares then outstanding . If any return of capital in respect of any series of preferred shares are not paid in full, all series of preferred shares shall participate rateably in respect of any repayment of capital in accordance with the sums that would be payable on such repayment of capital if all sums so payable were paid in full . 27 . 3 Dividends ; Pro Rata Distributions . The A - 1 Preferred Shares shall not be entitled to receive dividends (if any) unless declared by the directors of the Company, acting in their sole and absolute discretion . During such time as the A - 1 Preferred Shares are outstanding, if the Company declares or makes any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Shares, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “ Distribution ”), at any time after the issuance of these A - 1 Preferred Shares, then, in each such case, an A - 1 Holder shall be entitled to participate in such Distribution to the same extent that the A - 1 Holder would have participated therein if the A - 1 Holder had held the number of Common Shares acquirable upon conversion of the A - 1 Holder’s A - 1 Preferred Shares in full (without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the record date for such Distribution, or, if no record date is declared, the record date as of which the holders of Common Shares are to be determined for the participation in such Distribution (provided, however, to the extent that the A - 1 Holder’s right to participate in any such Distribution would result in the A - 1 Holder exceeding the Beneficial Ownership Limitation, then the A - 1

319406.00024/309667490.3 - 4 - Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any Common Shares as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the A - 1 Holder until such time, if ever, as its right thereto would not result in the A - 1 Holder exceeding the Beneficial Ownership Limitation, and, upon request in connection with a Distribution, the A - 1 Holder will provide the Company with accurate information with respect to such A - 1 Holder’s current beneficial ownership of Common Shares for the purposes of not breaching the Beneficial Ownership Limitation) . 4. Voting Rights . The A - 1 Preferred Shares shall not have the right to vote on any matters except as required by law, including under the BCBCA . Where such vote is required by law, as of any record date or other determination date, each A - 1 Holder shall be entitled to the number of votes such A - 1 Holder would have been entitled to if all A - 1 Preferred Shares held by such A - 1 Holder on such date had been converted into Common Shares on the applicable record date . 5. Liquidation. (a) In the event of any liquidation, dissolution or winding - up of the Company, whether voluntary or involuntary (a “ Liquidation ”), A - 1 Holders shall be entitled to be paid out of the assets of the Company legally available for distribution to the Company’s shareholders, before any distribution or payment may be made to the holder of any Junior Securities, an amount in cash equal to the Liquidation Amount of all A - 1 Preferred Shares held by such A - 1 Holder, plus all declared but unpaid dividends on all such A - 1 Preferred Shares . If amounts payable on a Liquidation, or on the occurrence of any other event that entitles the shareholders holding all series of preferred shares to be paid out of the assets of the Company legally available for distribution to the Company’s shareholders, including a return of capital, are not paid in full, the shares of all series of preferred shares must participate rateably in such distribution . (b) After payment to the A - 1 Holders of the Liquidation Amount to which they are entitled in full, such A - 1 Holders, as such, will have no right or claim to any of the assets of the Company. (c) The value of any property not consisting of cash that is distributed by the Company to the A - 1 Holders will equal the fair market value thereof (as determined in good faith by the board) on the date of distribution . (d) No holder of Junior Securities shall receive any cash upon a Liquidation unless the full Liquidation Amount to which the A - 1 Holders are entitled has been paid in cash. (e) For the avoidance of doubt, a Fundamental Transaction or change of control shall not be treated as a Liquidation for the purpose of this Section (unless in connection therewith, the liquidation, dissolution or winding up of the Company is specifically approved), but shall be treated as provided in Section 27 . 7 (c) hereof . 27.6 Conversion. (a) Conversions at Option of A - 1 Holder . Each A - 1 Preferred Share shall be convertible at any time after the Original Issue Date at A - 1 Holder’s option into that number of Common Shares (subject to

319406.00024/309667490.3 - 5 - the limitation set forth in Section 27 . 6 (c)) determined by dividing the applicable Conversion Amount by the Conversion Price . A - 1 Holders shall effect conversions by providing the Company with a written election (a “ Notice of Conversion ”) . Each Notice of Conversion shall specify the number of Common Shares beneficially owned prior to the conversion at issue, the number of A - 1 Preferred Shares to be converted, the number of A - 1 Preferred Shares owned prior to the conversion at issue, the number of A - 1 Preferred Shares owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date that such Notice of Conversion to the Company is deemed delivered hereunder (such date, the “ Conversion Date ”) . If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Company is deemed delivered hereunder . The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error . If required by the Company, an A - 1 Holder shall deliver the certificate or other evidence representing such A - 1 Preferred Shares concurrently with the Notice of Conversion . A - 1 Preferred Shares converted into Common Shares in accordance with the terms hereof shall be cancelled and shall not be reissued . By reason of the provisions of this Section 27 . 6 (a), following the conversion of a portion of the A - 1 Preferred Shares, the number of A - 1 Preferred Shares available for conversion under any certificate or other physical evidence of the A - 1 Preferred Shares at any given time may be less than the amount stated on the face of the certificate or other physical evidence . Absent manifest error, following any conversion of A - 1 Preferred Shares, the remaining number of A - 1 Preferred Shares available for conversion under any certificate or other physical evidence shall be equal to the applicable number contained in the Company’s maintained for such purpose . (b) Mechanics of Conversion (i) Delivery of Conversion Shares Upon Conversion . Not later than five (5) Trading Days after each Conversion Date, the Company shall deliver, or cause to be delivered, to the converting A - 1 Holder Conversion Shares representing the number of Conversion Shares being acquired upon the conversion of the A - 1 Preferred Shares . The Company shall use its commercially reasonable efforts to deliver the Conversion Shares required to be delivered by the Company under this Section 27 . 6 through the Transfer Agent’s direct registration system . Conversion Shares may bear such legends as may be required under applicable United States and Canadian securities laws . (ii) Reservation of Shares Issuable Upon Conversion . The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Shares for the sole purpose of issuance upon conversion of the A - 1 Preferred Shares as herein provided, free from pre - emptive rights or any other actual contingent purchase rights of Persons other than the A - 1 Holder, not less than such aggregate number of Common Shares as shall be issuable (taking into account the adjustments and restrictions of Section 27 . 7 ) upon the conversion of the then outstanding A - 1 Preferred Shares . The Company covenants that all Common Shares that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non - assessable .

319406.00024/309667490.3 - 6 - (iii) Fractional Shares . No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the A - 1 Preferred Shares . As to any fraction of a share which the A - 1 Holder would otherwise be entitled to purchase upon such conversion, the Company shall round such fraction down to the nearest whole Common Share . (iv) Transfer Taxes and Expenses . The issuance of Conversion Shares on conversion of these A - 1 Preferred Shares shall be made without charge to any A - 1 Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the A - 1 Holders and the Company shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid . The Company shall pay all Transfer Agent fees required for rush processing of any Notice of Conversion required for rush electronic delivery of the Conversion Shares . (c) Beneficial Ownership Limitation . Notwithstanding any other provision of this Section 27 . 6 , the Company shall not effect any conversion of the A - 1 Preferred Shares, and an A - 1 Holder shall not have the right to convert any portion of A - 1 Preferred Shares, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such A - 1 Holder (together with such A - 1 Holder’s Affiliates, and any Persons acting as a group together with such A - 1 Holder or any of such A - 1 Holder’s Affiliates(such persons, “ Attribution Parties ”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below) . For purposes of the foregoing sentence, the number of Common Shares beneficially owned by such A - 1 Holder and its Affiliates or Attribution Parties shall include the number of Common Shares issuable upon conversion of the A - 1 Preferred Shares with respect to which such determination is being made, but shall exclude the number of shares of Common Shares which are issuable upon (i) conversion of the remaining, unconverted Conversion Amount of A - 1 Preferred Shares beneficially owned by such A - 1 Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such A - 1 Holder or any of its Affiliates or Attribution Parties . In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13 (d) of the Exchange Act . For purposes of this Section 27 . 6 (c), in determining the number of outstanding Common Shares, an A - 1 Holder may rely on the number of outstanding Common Shares as reflected in (A) the Company’s most recent periodic or annual report filed with the United States Securities and Exchange Commission, as the case may be, (B) a more recent public announcement by the Company, or (C) a more recent written notice by the Company setting forth the number of Common Shares outstanding . Upon the written or oral request of an A - 1 Holder, the Company shall within one (1) Trading Day confirm orally and in writing to the Holder the number of Common Shares then outstanding . In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion of securities of the Company, including the A - 1 Convertible Shares, by the A - 1 Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding Common Shares was reported . The “ Beneficial Ownership Limitation ” shall be 19 . 99 % of the

319406.00024/309667490.3 - 7 - number of Common Shares outstanding immediately after giving effect to the issuance of Common Shares issuable upon conversion of A - 1 Preferred Shares held by the applicable A - 1 Holder . An A - 1 Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 27 . 6 (c) applicable to its A - 1 Preferred Shares provided that the Beneficial Ownership Limitation in no event exceeds 19 . 99 % of the number of Common Shares outstanding immediately after giving effect to the issuance of Common Shares upon conversion of the A - 1 Preferred Shares held by the A - 1 Holder and the provisions of this Section 27 . 6 (c) shall continue to apply . The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 27 . 6 (c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation . The limitations contained in this paragraph shall apply to a successor holder of A - 1 Preferred Shares . 27.7 Certain Rights. (a) Share Dividends and Share Splits . If, at any time while these A - 1 Preferred Shares are outstanding, the Company : (i) pays a share dividend or otherwise makes a distribution or distributions on Common Shares payable in Common Shares in which the A - 1 Holders do not participate ratably (and for the avoidance of doubt no conversion of, or payment of a dividend on, the A - 1 Preferred Shares shall constitute such a distribution), (ii) subdivides outstanding Common Shares into a larger number of shares, (iii) combines (including by way of a reverse share split) outstanding Common Shares into a smaller number of shares, or (iv) issues, in the event of a reclassification of Common Shares, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of Common Shares (excluding any shares held by the Company or its subsidiaries) outstanding immediately before such event, and of which the denominator shall be the number of Common Shares outstanding immediately after such event, in each case excluding any shares held by the Company or its subsidiaries . Any adjustment made pursuant to this Section 27 . 7 (a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re - classification . (b) Fundamental Transaction . If, at any time while these A - 1 Preferred Shares are outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Shares are permitted to sell, tender or exchange their shares for other securities, cash or property and such offer has been accepted by the holders of 50 % or more of the outstanding Common Shares, (iv) the Company, directly or indirectly, in one or more related transactions, effects any arrangement, reclassification, reorganization or recapitalization of the Common Shares or any compulsory share exchange pursuant to which the Common Shares are effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock

319406.00024/309667490.3 - 8 - or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin - off or plan of arrangement) with another Person whereby such other Person acquires more than 50 % of the outstanding Common Shares (not including any Common Shares held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “ Fundamental Transaction ”), then, the A - 1 Holder shall have the right to receive, (without regard to any limitation in Section 27 . 6 (c) on the conversion of the A - 1 Preferred Shares), the same kind and amount of securities, cash or property, as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if had been, immediately prior to such Fundamental Transaction, the holder of Conversion Shares, assuming conversion of the A - 1 Preferred Shares in accordance with its terms and any additional consideration (the “ Alternate Consideration ”) as a result of such Fundamental Transaction a holder of the number of Common Shares for which the A - 1 Preferred Shares are convertible immediately prior to such Fundamental Transaction would have the right to receive (without regard to any limitation in Section 27 . 6 (c) upon the conversion of A - 1 Preferred Shares) . For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one Common Share in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration . If holders of Common Shares are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the A - 1 Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of the A - 1 Preferred Shares following such Fundamental Transaction . To the extent necessary to effectuate the foregoing provisions, any successor entity to the Company after such Fundamental Transaction shall amend its articles or take such other corporate action as may be required to reflect the same terms and conditions and issue to the A - 1 Holders new preferred shares consistent with the foregoing provisions and evidencing the A - 1 Holders’ right to convert such preferred stock into Alternate Consideration . The Company shall cause any successor entity in a Fundamental Transaction (the “ Successor Entity ”) to assume all of the obligations of the Company applicable to the A - 1 Preferred Shares in accordance with the provisions of this Section 27 . 7 (c) pursuant to a written instrument substantially similar in form and substance to these terms prior to such Fundamental Transaction and, at the option of the A - 1 Holder, shall cause the Successor Entity to deliver to the A - 1 Holder in exchange for these A - 1 Preferred Shares a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to these A - 1 Preferred Shares which are convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the Common Shares acquirable and receivable upon conversion of these A - 1 Preferred Shares (without regard to any limitations on the conversion of these A - 1 Preferred Shares) prior to such Fundamental Transaction, and with a conversion price which applies the Conversion Price hereunder to such shares of capital stock (but taking into account the relative value of the Common Shares pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of the A - 1 Preferred Shares immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory

319406.00024/309667490.3 - 9 - in form and substance to the A - 1 Holder . Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the rights and restrictions provided for herein referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company hereunder with the same effect as if such Successor Entity had been named as the Company herein . (c) Calculations . All calculations under this Section 27 . 7 shall be made to the nearest cent or the nearest 1 / 100 th of a share, as the case may be . For purposes of this Section 27 . 7 , the number of Common Shares deemed to be issued and outstanding as of a given date shall be the sum of the number of Common Shares (excluding any shares held by the Company or its subsidiaries) issued and outstanding . (d) Notice to the A - 1 Holders. (i) Adjustment to Conversion Price . Whenever the Conversion Price is adjusted pursuant to any provision of this Section 27 . 7 , the Company shall promptly deliver to each A - 1 Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment . (ii) Notice to Allow Conversion by A - 1 Holder . If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Shares, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of Common Shares, (C) the Company shall authorize the granting to all holders of Common Shares of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any shareholders of the Company shall be required in connection with any reclassification of Common Shares, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Shares are converted into other securities, cash or property, (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, or (F) the Company shall enter into an agreement to consummate any Fundamental Transaction, then, in each case, the Company shall cause to be delivered to each A - 1 Holder at its last address as it shall appear upon the central securities register of the Company, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer share exchange, or other Fundamental Transaction is expected to become effective or close, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice . The A - 1 Holder

319406.00024/309667490.3 - 10 - shall remain entitled to convert the Conversion Amount of these A - 1 Preferred Shares (or any part hereof) during the 10 - day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein . 27.8 Redemption (a) Optional Redemption at Election of Company . Subject to the provisions of this Section 27 . 8 (a) and the BCBCA, at any time after the third anniversary of the Original Issue Date, the Company may deliver a notice to the A - 1 Holder (the date such notice i s deemed delivered hereunder, the “ Optional Redemption Notice Date ”) of it s irrevocable election to redeem some or all of the then outstanding A - 1 Preferred Shares for cash in an amount equal to the Optional Redemption Amount on the 20 th Trading Day following the Optional Redemption Notice Date (such date, the “ Optional Redemption Date ” and such redemption, the “ Optional Redemption ”) . Subject to 27 . 8 (c), the Optional Redemption Amount i s payable in full on the Optional Redemption Date . (b) Redemption Procedure . The payment of cash pursuant to an Optional Redemption shall be payable on the Optional Redemption Date . Notwithstanding anything to the contrary in this Section 27 . 8 , the Company’s determination to redeem A - 1 Preferred Shares under Section 27 . 8 (a) shall be applied ratably among the A - 1 Holders . Any A - 1 Holder may elect to convert its A - 1 Preferred Shares pursuant to Section 27 . 6 prior to the Optional Redemption Date by the delivery of a Notice of Conversion to the Company . (c) Surrender of Certificates . If a certificate or other physical evidence representing A - 1 Preferred Shares exists, then on or before the Optional Redemption Date, each of the A - 1 Holders, unless such A - 1 Holder has exercised his, her or its right to convert such A - 1 Preferred Shares as provided in Section 27 . 6 , shall surrender the certificate(s) or other physical evidence representing such A - 1 Preferred Shares (or, if such A - 1 Holder alleges that such physical evidence has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Company to indemnify the Company against any claim that may be made against the Company on account of the alleged loss, theft or destruction of such certificate) to the Company in the manner and at the place designated in the Optional Redemption Notice, and upon such surrender the Optional Redemption Amount for such A - 1 Preferred Shares shall be payable to the order of the person whose name appears on such certificate or certificates or other physical evidence of the A - 1 Preferred Shares as the owner thereof .

Schedule 27.6(a) NOTICE OF CONVERSION (TO BE EXECUTED BY THE REGISTERED A - 1 HOLDER IN ORDER TO CONVERT A - 1 PREFERRED SHARES) The undersigned hereby elects to convert the number of shares of Series A - 1 Convertible Preferred Shares (the “A - 1 Preferred Shares”) indicated below into Common Shares, no par value per share (the “ Common Shares ”), of Edesa Biotech, Inc . , a British Columbia corporation, according to the conditions hereof, as of the date written below . If Common Shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto . No fee will be charged to the A - 1 Holders for any conversion, except for any such transfer taxes . Conversion calculations : Date to Effect Conversion: Number of Common Shares owned prior to Conversion: Number of A - 1 Preferred Shares owned prior to Conversion: Number of A - 1 Preferred Shares to be Converted: Conversion Amount of A - 1 Preferred Shares to be Converted: Number of Common Shares to be Issued: Applicable Conversion Price: Number of A - 1 Preferred Shares Remaining Following Conversion: (Choose One)  Direct Registration System (DRS) Registration Name: Address of Registration: Delivery Address: 319406.00024/309667490.3

319406.00024/309667490.3 [A - 1 HOLDER] By: Name: Title:

319406.00026/311149157.7 PART 28 SPECIAL RIGHTS AND RESTRICTIONS ATTACHING TO THE SERIES B - 1 CONVERTIBLE PREFERRED SHARES The Series B - 1 Convertible Preferred Shares (the “B - 1 Preferred Shares”) of the Company shall have the rights and restrictions set forth below. 28.1 Definitions. For the purposes of this Section 28, the following terms shall have the following meanings: “ A - 1 Preferred Shares ” means the Series A - 1 Convertible Preferred Shares of the Company. “ B - 1 Holder ” shall mean, from time to time, a registered holder of an outstanding B - 1 Preferred Share as set out on the central securities register of the Company. “ B - 1 Preferred Shares ” shall have the meaning set forth above. “ Affiliate ” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the United States Securities Act of 1933 , as amended, and the rules and regulations promulgated thereunder . “ Alternate Consideration ” shall have the meaning set forth in Section 28 . 7 (b) . “ Attribution Parties ” shall have the meaning set forth in Section 28 . 6 (c) . “ BCBCA ” means the Business Corporations Act (British Columbia), as amended from time to time. “ Beneficial Ownership Limitation ” shall have the meaning set forth in Section 28.6(c). “ Business Day ” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in Canada or any day on which banking institutions in the Province of Ontario are authorized or required by law or other governmental action to close . “ Common Shares ” means the Company’s common shares, no par value, and stock of any other class of securities into which such securities may hereafter be reclassified or changed . “ Conversion Amount ” means, with respect to any B - 1 Preferred Share to be converted, the sum of (a) the Stated Value of such B - 1 Preferred Share, and (b) all other amounts due in respect of such B - 1 Preferred Share (which, for greater certainty, does not include Distributions) . “ Conversion Date ” shall have the meaning set forth in Section 28 . 6 (a) . “ Conversion Price ” means US $ 1 . 92 per Common Share . New Part 28 Added Approved by Directors: February 11, 2025 Effective: February 12, 2025

319406.00026/311149157.7 “ Conversion Shares ” means, collectively, the Common Shares issuable upon conversion of the B - 1 Preferred Shares in accordance with the terms hereof. “ Distribution ” shall have the meaning set forth in Section 28.3. “ Exchange Act ” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “ Fundamental Transaction ” shall have the meaning set forth in Section 28.7(b). “ Junior Securities ” shall have the meaning set forth in Section 28.2(b). “ Liquidation ” shall have the meaning set forth in Section 28.5(a). “ Liquidation Amount ” means, with respect to any B - 1 Preferred Share, the sum of (a) the Stated Value of such B - 1 Preferred Share ; and (b) all other amounts due in respect of such B - 1 Preferred Share, (which, for greater certainty, does not include Distributions) . “ Notice of Conversion ” shall have the meaning set forth in Section 28 . 6 (a) and be substantially in the form set forth in Schedule 28 . 6 (a) . “ Original Issue Date ” means, with respect to any B - 1 Preferred Share, the date of the first issuance of such B - 1 Preferred Share regardless of the number of transfers of any particular B - 1 Preferred Share and regardless of the number of certificates, if any, or other evidence which may be issued to represent such B - 1 Preferred Share . “ Person ” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind . “ Stated Value ” shall have the meaning set forth in Section 28 . 2 (a) . “ Successor Entity ” shall have the meaning set forth in Section 28 . 7 (b) . “ Trading Day ” means a day on which the principal Trading Market is open for business. “ Trading Market ” means the Nasdaq Capital Market (or any of its successors, or any other stock exchange or over - the - counter securities trading market on which the Common Shares may be listed or quoted for trading where the majority of trading occurs, from time to time) . “ Transfer Agent ” means Computershare Investor Services Inc . , the current transfer agent of the Company with a mailing address of 100 University Avenue, 8 th Floor, Toronto, Ontario M 5 J 2 Y 1 Canada and phone number of + 1 (800) 564 - 6253 , and any successor thereto . “ US$ ” means the lawful currency of the United States.

319406.00026/311149157.7 28.2 Designation, Number, Par Value and Rank. (a) The series of preferred shares shall be designated as “Series B - 1 Convertible Preferred Shares”. Each B - 1 Preferred Share shall have stated value equal to US$10,000 (the “ Stated Value ”). (b) The B - 1 Preferred Shares rank, with respect to rights (including as to the distribution of assets) upon liquidation, dissolution or winding - up of the Company, or otherwise, senior in preference and priority to the Common Shares and each other class or series of shares with respect to the repayment of capital on the liquidation, dissolution or winding - up of the Company (collectively, each such other class or series (other than the A - 1 Preferred Shares) and the Common Shares, the “ Junior Securities ”), provided, however that no series of preferred shares of the Company shall have a priority in respect of return of capital (whether on dissolution of the Company or on the occurrence of any other event that entitles holders of shares of a series of preferred shares to a return of capital) over any other series of preferred shares then outstanding . If any return of capital in respect of any series of preferred shares are not paid in full, all series of preferred shares shall participate rateably in respect of any repayment of capital in accordance with the sums that would be payable on such repayment of capital if all sums so payable were paid in full . 3. Dividends ; Pro Rata Distributions . The B - 1 Preferred Shares shal l not be entitle d t o receive div i dend s (if any) unles s declared b y the directors of the Company , acting i n their sole and absolute discretion . During such time as the B - 1 Preferred Shares are outst a nd i ng, if the Company declares or makes any dividend or other distr i but i on of its assets (or rights to acquire its assets) to holders of Com m on Shares, by way of return of capital or otherwise (including , withou t limitation , any distr i bution of cash, stock or other securities, property or options by way of a dividend, sp i n off, reclassification, corporate rearrangement, scheme of arrangement or other simila r transaction), other than, for greater certainty, o n a Liquidatio n (a “ Distribution ”), at any time after the issuance of these B - 1 Preferred Shares, then, in each such case, a B - 1 Holder s hall be entitle d t o participate i n such Distributio n to the same extent that the B - 1 Holder would have participated therein if the B - 1 Holder had held the number of C o mmo n Shares acquirable up on conversion of the B - 1 Holder’s B - 1 Preferred Shares i n full (wi t hou t regard to any limitati o n s o n conversion hereof, i n clu d ing withou t limitation , the Beneficial Ownership Limitation ) imm e diatel y before the record date for such Distribution , or, if n o record date i s declared, the record date as of which the holder s of Commo n Shares are t o be determined for the participation i n such Distrib u tio n (provided, however, t o the extent that the B - 1 Holder’s right to participate i n any such Distributio n woul d result i n the B - 1 Holder exceeding the Beneficial Ownership L i mitation , then the B - 1 Holder shall not be entitle d t o participate i n such Distributio n t o such extent (or in the beneficial ownership of any Com m on Shares as a result of such Distribution to such extent) and the portio n of such Distributio n shal l be hel d i n abeyance for the benefit of the B - 1 Holder unti l such time , if ever, as it s right thereto woul d not result i n the B - 1 Holder exceeding the Beneficial Ownership Limitation , and, upo n request i n connection wit h a Distribution , the B - 1 Holder wil l provide the C o mpany wit h accurate information wit h respect to such B - 1 Holder’s current beneficial ownership of Com m on Shares for the purposes of no t breaching the Beneficial Ownership Limitation) . 4. Voting Rights . The B - 1 Preferred Shares shall not have the right to vote on any matters except as required by law, including under the BCBCA . Where such vote is required by law, as of any record date or other determination date, each B - 1 Holder shall be entitled to the number of votes such B - 1 Holder would have

319406.00026/311149157.7 been entitled to if all B - 1 Preferred Shares held by such B - 1 Holder on such date had been converted into Common Shares on the applicable record date. 28.5 Liquidation. (a) In the event of any liquidation, dissolution or winding - up of the Company, whether voluntary or involuntary (a “ Liquidation ”), B - 1 Holders shall be entitled to be paid out of the assets of the Company legally available for distribution to the Company’s shareholders, before any distribution or payment may be made to the holder of any Junior Securities, an amount in cash equal to the Liquidation Amount of all B - 1 Preferred Shares held by such B - 1 Holder, plus all declared but unpaid dividends on all such B - 1 Preferred Shares (but for certainty, any payment of declared and unpaid dividends shall be on a pari passu basis with the Common Shares and A - 1 Preferred Shares and any other series or class of shares ranking pari passu with the B - 1 Preferred Shares with respect to dividends) . If amounts payable on a Liquidation, or on the occurrence of any other event that entitles the shareholders holding all series of preferred shares to be paid out of the assets of the Company legally available for distribution to the Company’s shareholders, including a return of capital, are not paid in full, the shares of all series of preferred shares must participate rateably in such distribution . (b) After payment to the B - 1 Holders of the Liquidation Amount to which they are entitled in full, such B - 1 Holders, as such, will have no right or claim to any of the assets of the Company, other than to declared and unpaid dividends as provided in Section 28 . 5 (a) hereof . (c) The value of any property not consisting of cash that is distributed by the Company to the B - 1 Holders will equal the fair market value thereof (as determined in good faith by the board) on the date of distribution . (d) No holder of Junior Securities shall receive any cash upon a Liquidation unless the full Liquidation Amount to which the B - 1 Holders are entitled has been paid in cash. (e) For the avoidance of doubt, a Fundamental Transaction or change of control shall not be treated as a Liquidation for the purpose of this Section (unless in connection therewith, the liquidation, dissolution or winding up of the Company is specifically approved), but shall be treated as provided in Section 28 . 7 (b) hereof . (f) For the avoidance of doubt, the B - 1 Holders shall be afforded the opportunity to convert the Series B - 1 Preferred Shares prior to, and conditioned upon, the occurrence of any Liquidation Event. 28.6 Conversion. (a) Conversions at Option of B - 1 Holder . Each B - 1 Preferred Share shall be convertible at any time after the Original Issue Date at B - 1 Holder’s option into that number of Common Shares (subject to the limitation set forth in Section 28 . 6 (c) determined by dividing the applicable Conversion Amount by the Conversion Price . B - 1 Holders shall effect conversions by providing the Company with a written election (a “ Notice of Conversion ”) . Each Notice of Conversion shall specify the number of Common Shares beneficially owned prior to the conversion at issue, the number of B - 1 Preferred

319406.00026/311149157.7 Shares to be converted, the number of B - 1 Preferred Shares owned prior to the conversion at issue, the number of B - 1 Preferred Shares owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date that such Notice of Conversion to the Company is deemed delivered hereunder (such date, the “ Conversion Date ”) . If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Company is deemed delivered hereunder . The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error . If required by the Company, a B - 1 Holder shall deliver the certificate or other evidence representing such B - 1 Preferred Shares concurrently with the Notice of Conversion . B - 1 Preferred Shares converted into Common Shares in accordance with the terms hereof shall be cancelled and shall not be reissued . By reason of the provisions of this Section 28 . 6 (a), following the conversion of a portion of the B - 1 Preferred Shares, the number of B - 1 Preferred Shares available for conversion under any certificate or other physical evidence of the B - 1 Preferred Shares at any given time may be less than the amount stated on the face of the certificate or other physical evidence . Absent manifest error, following any conversion of B - 1 Preferred Shares, the remaining number of B - 1 Preferred Shares available for conversion under any certificate or other physical evidence shall be equal to the applicable number contained in the Company’s records maintained for such purpose . (b) Mechanics of Conversion (i) Delivery of Conversion Shares Upon Conversion . Not later than five (5) Trading Days after each Conversion Date, the Company shall deliver, or cause to be delivered, to the converting B - 1 Holder Conversion Shares representing the number of Conversion Shares being acquired upon the conversion of the B - 1 Preferred Shares . The Company shall use its reasonable best efforts to deliver the Conversion Shares required to be delivered by the Company under this Section 28 . 6 through the Transfer Agent’s direct registration system . Conversion Shares may bear such legends as may be required under applicable United States and Canadian securities laws . (ii) Reservation of Shares Issuable Upon Conversion . The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Shares for the purpose of issuance upon conversion of the B - 1 Preferred Shares as herein provided, free from pre - emptive rights or any other actual contingent purchase rights of Persons other than the B - 1 Holders, not less than such aggregate number of Common Shares as shall be issuable (taking into account the adjustments and restrictions of Section 28 . 7 ) upon the conversion of the then outstanding B - 1 Preferred Shares . The Company covenants that all Common Shares that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non - assessable . (iii) Fractional Shares . No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the B - 1 Preferred Shares . As to any fraction of a share which the B - 1 Holder would otherwise be entitled to purchase upon such conversion, the Company shall round such fraction down to the nearest whole Common Share .

319406.00026/311149157.7 (iv) Transfer Taxes and Expenses . The issuance of Conversion Shares on conversion of these B - 1 Preferred Shares shall be made without charge to any B - 1 Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the B - 1 Holders and the Company shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid . The Company shall pay all Transfer Agent fees required for rush processing of any Notice of Conversion required for rush electronic delivery of the Conversion Shares . (c) Beneficial Ownership Limitation . Notwithstanding any other provision of this Section 28 . 6 , the Company shall not effect any conversion of the B - 1 Preferred Shares, and a B - 1 Holder shall not have the right to convert any portion of B - 1 Preferred Shares, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such B - 1 Holder (together with such B - 1 Holder’s Affiliates, and any Persons acting as a group together with such B - 1 Holder or any of such B - 1 Holder’s Affiliates (such persons, “ Attribution Parties ”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below) . For purposes of the foregoing sentence, the number of Common Shares beneficially owned by such B - 1 Holder and its Affiliates or Attribution Parties shall include the number of Common Shares issuable upon conversion of the B - 1 Preferred Shares with respect to which such determination is being made, but shall exclude the number of shares of Common Shares which are issuable upon (i) conversion of the remaining, unconverted Conversion Amount of B - 1 Preferred Shares beneficially owned by such B - 1 Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such B - 1 Holder or any of its Affiliates or Attribution Parties . In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13 (d) of the Exchange Act . For purposes of this Section 28 . 6 (c), in determining the number of outstanding Common Shares, a B - 1 Holder may rely on the number of outstanding Common Shares as reflected in (A) the Company’s most recent periodic or annual report filed with the United States Securities and Exchange Commission, as the case may be, (B) a more recent public announcement by the Company, or (C) a more recent written notice by the Company setting forth the number of Common Shares outstanding . Upon the written or oral request of a B - 1 Holder, the Company shall within one (1) Trading Day confirm orally and in writing to the Holder the number of Common Shares then outstanding . In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion of securities of the Company, including the B - 1 Preferred Shares, by the B - 1 Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding Common Shares was reported . The “ Beneficial Ownership Limitation ” shall be 4 . 99% (or, upon election by a Holder prior to the issuance of any shares of Series B - 1 Preferred Stock, 9 . 99% ) of the number of Common Shares outstanding immediately after giving effect to the issuance of Common Shares issuable upon conversion of B - 1 Preferred Shares held by the applicable B - 1 Holder . A B - 1 Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 28 . 6 (c) applicable to its B - 1 Preferred Shares provided that the Beneficial

319406.00026/311149157.7 Ownership Limitation in no event exceeds 19 . 99 % of the number of Common Shares outstanding immediately after giving effect to the issuance of Common Shares upon conversion of the B - 1 Preferred Shares held by the B - 1 Holder and the provisions of this Section 28 . 6 (c) shall continue to apply . Any such increase in the Beneficial Ownership Limitation will not be effective until the 61 st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder . The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 28 . 6 (c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation . The limitations contained in this paragraph shall apply to a successor holder of B - 1 Preferred Shares . 28.7 Certain Rights. (a) Share Dividends and Share Splits . If, at any time while these B - 1 Preferred Shares are outstanding, the Company : (i) pays a share dividend or otherwise makes a distribution or distributions on Common Shares payable in Common Shares in which the B - 1 Holders do not participate ratably (and for the avoidance of doubt no conversion of, or payment of a dividend on, the B - 1 Preferred Shares shall constitute such a distribution), (ii) subdivides outstanding Common Shares into a larger number of shares, (iii) combines (including by way of a reverse share split) outstanding Common Shares into a smaller number of shares, or (iv) issues, in the event of a reclassification of Common Shares, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of Common Shares (excluding any shares held by the Company or its subsidiaries) outstanding immediately before such event, and of which the denominator shall be the number of Common Shares outstanding immediately after such event, in each case excluding any shares held by the Company or its subsidiaries . Any adjustment made pursuant to this Section 28 . 7 (a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re - classification . (b) Fundamental Transaction . If, at any time while these B - 1 Preferred Shares are outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Shares are permitted to sell, tender or exchange their shares for other securities, cash or property and such offer has been accepted by the holders of 50 % or more of the outstanding Common Shares, (iv) the Company, directly or indirectly, in one or more related transactions, effects any arrangement, reclassification, reorganization or recapitalization of the Common Shares or any compulsory share exchange pursuant to which the Common Shares are effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin - off or plan of arrangement) with another Person whereby such

319406.00026/311149157.7 other Per s on acquires more than 50 % of the outstanding Com m on Shares (not inc l uding any Com m on Shares held by the other P e rson or other Persons mak i ng or party to, or associated or affiliated wit h the other Person s mak i ng or party to, such stock or share purchase agreement or other business combination) (each a “ Fundamental Transaction ”), then , the B - 1 Holder shal l have the right t o receive, (withou t regard to any limitatio n in Secti on 28 . 6 (c) o n the conversion of the B - 1 Preferred Shares), the same kin d and amoun t of securities, cash or property, as it wou l d have been entitle d to receive upon the occurrence of such Fund a mental Transaction if had been, immediate l y prior to such Fundamental Transaction, the holder of Conve r s i on Shares, assuming conversion of the B - 1 Preferred Shares i n accordance wit h it s term s and any additional consideration (the “ Alternate Consideration ”) as a resul t of such Fundamenta l Transaction a holder of the number of Common Shares for which the B - 1 Preferred Shares are convertible immediately prior to such Fundamental Transaction wou l d have the right to receive (without regard to any limitation in Section 28 . 6 (c) upon the conversion of B - 1 Preferred Shares) . For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one Common Share in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration . If holders of Common Shares are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the B - 1 Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of the B - 1 Preferred Shares following such Fundamental Transaction . T o the extent necessary t o effectuate the foregoing provisions , any successor entit y to the Company after such Fundamenta l Transaction shal l amend it s articles or take such other corporate action as ma y be required to reflect the same term s and conditions and issu e to the B - 1 Holders new preferred shares consistent wi t h the foregoing provisions and evidencing the B - 1 Holders’ right t o convert such preferred stock in t o Alternate Consideration . The Comp a ny shall cause any successor entity in a Fundamenta l Transaction (the “ Successor Entity ”) to assum e al l of the obligation s of the Compa n y applicable t o the B - 1 Preferred Shares i n accordance wi t h the provision s of thi s Sec t io n 28 . 7 (b) pursuant t o a writte n instrument substantially similar i n form and substance t o these terms prior to such Fundamental Transaction and, at the o pti on of the B - 1 Holder, s h al l cause the Successor E n tity t o deliver to the B - 1 Holder in exchange for these B - 1 Preferred Shares a security of the Successor E n tit y evidenced by a writte n instrument substantially s i mila r i n form and substance t o these B - 1 Preferred Shares which are convertible for a corresponding number of shares of capital stock of such Successor Ent i ty (or its parent entity) equivalent to the Common Shares acquirable and receivable u po n conversion of these B - 1 Preferred Shares (without regard t o any limitati ons o n the conversion of these B - 1 Preferred Shares) prior to such Fund a mental Transaction, and with a conversion price which applies the Conve r sion Price hereunder to such shares of capital sto c k (but tak i ng into account the relative value of the C o mmo n Shares pursuan t t o such Fundamenta l Transaction and the value of such shares of capital sto c k, such number of shares of capital stock and such conversion price bein g for the purpose of protecting the economic value of the B - 1 Preferred Shares immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory i n form and substance t o the B - 1 Holder . Upo n the occurrence of any such Fundamental Transaction, the Successor Entit y shall succeed to, and be substitute d for (so tha t from and after the date of such

319406.00026/311149157.7 Fundamental Transaction, the rights and restrictions provided for herein referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company hereunder with the same effect as if such Successor Entity had been named as the Company herein . (c) Calculations . All calculations under this Section 28 . 7 shall be made to the nearest cent or the nearest 1 / 100 th of a share, as the case may be . For purposes of this Section 28 . 7 , the number of Common Shares deemed to be issued and outstanding as of a given date shall be the sum of the number of Common Shares (excluding any shares held by the Company or its subsidiaries) issued and outstanding . (d) Notice to the B - 1 Holders. (i) Adjustment to Conversion Price . Whenever the Conversion Price is adjusted pursuant to any provision of this Section 28 . 7 , the Company shall promptly deliver to each B - 1 Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment . (ii) Notice to Allow Conversion by B - 1 Holder . If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Shares, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of Common Shares, (C) the Company shall authorize the granting to all holders of Common Shares of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any shareholders of the Company shall be required in connection with any reclassification of Common Shares, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Shares are converted into other securities, cash or property, (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, or (F) the Company shall enter into an agreement to consummate any Fundamental Transaction, then, in each case, the Company shall cause to be delivered to each B - 1 Holder at its last address as it shall appear upon the central securities register of the Company, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer share exchange, or other Fundamental Transaction is expected to become effective or close, and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice . The B - 1 Holder shall remain entitled to convert the Conversion Amount of these B - 1 Preferred Shares (or any part hereof) during the 10 - day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein. Schedule 28.6(a) NOTICE OF CONVERSION (TO BE EXECUTED BY THE REGISTERED B - 1 HOLDER IN ORDER TO CONVERT B - 1 PREFERRED SHARES) The undersigned hereby elects to convert the number of shares of Series B - 1 Convertible Preferred Shares (the “B - 1 Preferred Shares”) indicated below into Common Shares, no par value per share (the “ Common Shares ”), of Edesa Biotech, Inc . , a British Columbia corporation, according to the conditions hereof, as of the date written below . If Common Shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto . No fee will be charged to the B - 1 Holders for any conversion, except for any such transfer taxes . Conversion calculations : Date to Effect Conversion: Number of Common Shares owned prior to Conversion: Number of B - 1 Preferred Shares owned prior to Conversion: Number of B - 1 Preferred Shares to be Converted: Conversion Amount of B - 1 Preferred Shares to be Converted: Number of Common Shares to be Issued: Applicable Conversion Price: Number of B - 1 Preferred Shares Remaining Following Conversion: (Choose One)  Direct Registration System (DRS) Registration Name: Address of Registration: Delivery Address: 319406.00026/311149157.7

319406.00026/311149157.7 [B - 1 HOLDER] By: Name: Title: